                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )


      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                       RADISYS CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1),
           14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 16, 2000

                            ------------------------

To the Shareholders of RadiSys Corporation:

    The Annual Meeting of Shareholders of RadiSys Corporation, an Oregon corporation (the "Company"), will be held at the Company's headquarters, located at 5445 NE Dawson Creek Drive, Hillsboro, Oregon, on May 16, 2000 at 8:30 a.m. for the following purposes:

    1. To elect six directors, each to serve until the next Annual Meeting of Shareholders or until a successor has been elected and qualified;

    2. To amend the Company's Second Restated Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 50,000,000 to 100,000,000;

    3.  To vote on amendments to the Company's 1995 Stock Incentive Plan to
       (i) increase the number of shares of the Company's Common Stock that may be issued pursuant to the plan from 4,125,000 to 5,425,000, (ii) provide that shareholder approval is required before any option or stock appreciation right granted under the plan may be repriced, replaced or regranted through the cancellation and reissuance of the option or stock appreciation right at a lower exercise price, or by lowering the exercise price of a previously granted option or stock appreciation right, and
       (iii) clarify that incentive stock options can be granted to both employees of the Company and employees of the Company's subsidiaries;

    4. To vote on an amendment to the Company's 1996 Employee Stock Purchase Plan to increase the number of shares of the Company's Common Stock that may be issued pursuant to the plan from 750,000 to 1,250,000; and

    5. To transact any other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on March 31, 2000 are entitled to notice of and to vote at the meeting or any adjournments thereof.

    Please sign and date the enclosed proxy and return it promptly in the enclosed reply envelope. If you are able to attend the meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the meeting.

    A list of shareholders will be available for inspection by the shareholders commencing May 1, 2000 at the corporate headquarters of the Company, located at 5445 NE Dawson Creek Drive, Hillsboro, Oregon 97124.

                                          By Order of the Board of Directors,

                                          Annette M. Mulee
                                          CORPORATE SECRETARY

April 14, 2000
Hillsboro, Oregon

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR STOCK WILL BE VOTED. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              RADISYS CORPORATION


                                ----------------

                                PROXY STATEMENT

                             ---------------------

                     SOLICITATION AND REVOCABILITY OF PROXY

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of RadiSys Corporation, an Oregon corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held at the Company's headquarters, located at 5445 NE Dawson Creek Drive, Hillsboro, Oregon, on May 16, 2000 at 8:30 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting. All proxies in the enclosed form that are properly executed and received by the Company prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting or any adjournments thereof in accordance with the instructions thereon. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company before the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to RadiSys Corporation, 5445 NE Dawson Creek Drive, Hillsboro, Oregon 97124, Attention: Corporate Secretary, or hand delivered to the Secretary at or before the taking of the vote at the Annual Meeting.

    The mailing address of the principal executive offices of the Company is 5445 NE Dawson Creek Drive, Hillsboro, Oregon 97124. This Proxy Statement and the accompanying Notice of Annual Meeting and the Proxy Card are first being mailed to the shareholders on or about April 14, 2000.

    The cost of preparing, printing and mailing this Proxy Statement and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail and, in addition, may be made by directors, officers and employees of the Company personally, or by telephone or telegram. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of stock and will reimburse such parties for their reasonable and customary charges or expenses in this connection. The Company has retained Chase Mellon Shareholder Services to assist in the solicitation of proxies from brokers and other nominees at an estimated cost to the Company of $9,000.


    The record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting is March 31, 2000. At the close of business on March 31, 2000, 16,853,421 shares of Common Stock of the Company were outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.


    THE COMPANY WILL PROVIDE TO ANY PERSON WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT, WITHOUT CHARGE, UPON WRITTEN REQUEST TO 5445 NE DAWSON CREEK DRIVE, HILLSBORO, OREGON 97124, ATTENTION: BRIAN BRONSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999.

                             ELECTION OF DIRECTORS

    The Board of Directors of the Company currently consists of seven members and immediately preceding the Annual Meeting will consist of six members. The directors are elected at the Annual Meeting of Shareholders to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Proxies received from shareholders, unless directed otherwise, will be voted FOR the election of the following nominees: Dr. Glenford J. Myers, James F. Dalton, Richard J. Faubert, C. Scott Gibson, Jean-Pierre D. Patkay and Jean-Claude Peterschmitt.

    If no instructions are given, proxies will be voted for the election of the six nominees named below. All of the nominees are currently directors of the Company. The Company is not aware that any nominee is or will be unable to stand for reelection. If any nominee is not available as a candidate for director, the number of directors constituting the Board of Directors may be reduced prior to the Annual Meeting or the proxies may be voted for such other candidate or candidates as are nominated by the Board of Directors, in accordance with the authority conferred in the proxy. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but have no effect on the determination of whether a plurality exists with respect to a given nominee.

    Set forth below is the name, position with the Company, principal occupation and age of each of the nominees for director of the Company. Certain of the information about each of the nominees is described below and in "Security Ownership of Certain Beneficial Owners and Management." There are no family relationships among the directors and executive officers of the Company.


NAME                                          AGE              POSITION WITH THE COMPANY
----                                        --------           -------------------------
Dr. Glenford J. Myers.....................     53      Chairman of the Board, President and Chief
                                                       Executive Officer
James F. Dalton...........................     41      Director
Richard J. Faubert........................     52      Director
C. Scott Gibson...........................     47      Director
Jean-Pierre D. Patkay.....................     49      Director
Jean-Claude Peterschmitt..................     66      Director


    Dr. Glenford J. Myers co-founded the Company in March 1987 and has served as the Company's Chairman of the Board, President and Chief Executive Officer since that time. From 1981 to 1987, he held various management positions with Intel Corporation ("Intel"), including Manager of Microprocessor Product Line Architecture and Manager of the Microprocessor Strategic Business Segment. While at Intel, Dr. Myers had primary management responsibility for the feasibility and design of Intel's 386 and 80960 microprocessor chips, both of which became industry standards in their respective application areas. From 1968 to 1981, Dr. Myers held various engineering and management positions with IBM. Dr. Myers holds a Ph.D. from the Polytechnic Institute of New York, an M.S. from Syracuse University and a B.S.E.E. from Clarkson College.

    James F. Dalton has served as a Director since December 1993. Since April 1989, Mr. Dalton has been employed by Tektronix, Inc. ("Tektronix"), an electronics manufacturing company. He presently serves as Vice President, General Counsel, and Secretary of Tektronix. Prior to that, he served as Director of Corporate Development at Tektronix. Additionally, Mr. Dalton serves as Chairman of the Board and Vice President of Tektronix Development Company.

    Richard J. Faubert has served as a Director since June 1993. From 1986 through 1992, Mr. Faubert served as Vice President of Product Development of GenRad, Inc. From 1992 through 1998, Mr. Faubert was employed by Tektronix, first as General Manager of its Instruments Business Unit and then as Vice President and General Manager of the Television and Communications Business Unit, Measurement

Business Division. Since that time, Mr. Faubert has served as President and CEO of SpeedFam-IPEC, Inc., a semiconductor capital equipment manufacturing company. Mr. Faubert also serves on the Board of Directors of SpeedFam-IPEC, Inc.

    C. Scott Gibson has served as a Director since June 1993. From January 1983 through February 1992, Mr. Gibson co-founded and served as President of Sequent Computer Systems, Inc. ("Sequent"), a computer systems company. Prior to co-founding Sequent, Mr. Gibson served as General Manager, Memory Components Operation, at Intel. Since March 1992, Mr. Gibson has been a director and consultant to high technology companies. Currently, Mr. Gibson is the Chairman of the Board of Trustees of Oregon Graduate Institute. Mr. Gibson also serves on the boards of several other companies, including Egghead.com, Inc., Emerald Solutions, Inc., Inference Corporation, Triquint Semiconductor, Inc., Integrated Measurement Systems, Inc., and Webridge Inc. Mr. Gibson holds a B.S.E.E. and an M.B.A. from the University of Illinois.

    Jean-Pierre D. Patkay has served as a Director since July 1998. From 1973 to 1990, Mr. Patkay held a variety of manufacturing and general management positions with Hewlett-Packard Company. From 1990 to 1994, Mr. Patkay was Vice President of Operations for Quantum Corp., a diversified mass storage company. From 1994 through 1999, Mr. Patkay served as Vice President of Worldwide Manufacturing for 3Com Corporation, a computer networking company. Since 1999, Mr. Patkay has served as Vice President and General Manager, 3Com OEM.

    Jean-Claude Peterschmitt has served as a Director since July 1996. From 1967 to 1987, Mr. Peterschmitt served in various capacities with Digital Equipment Corporation, a corporate information systems supplier, most recently as General Manager, Vice President, Europe and Chairman of the European Board of Directors. Prior to that time, Mr. Peterschmitt was a member of Arthur D. Little's European Operations Research Group. He currently serves on the advisory and supervisory boards of Euroventures B.V., a European venture fund, LeRoseau, a network structure for the creation and development of high-technology enterprises in Switzerland, and various private American and European companies.
Mr. Peterschmitt received an engineering degree from Eidgenossiche Technische Hochscule (Zurich) and an M.S. degree from the MIT Sloan School of Business.

BOARD COMMITTEES AND MEETINGS

    The Board of Directors acted by meeting and by unanimous written consent in lieu of a meeting ten times during the fiscal year ended December 31, 1999. Each director attended or participated in at least 75 percent of the aggregate number of meetings and actions taken by unanimous written consent in lieu of a meeting of the Board of Directors and the committees of which the director was a member.

    The Company maintains an Audit Committee comprised of C. Scott Gibson and James Dalton. The Audit Committee oversees actions taken by the Company's independent auditors. The Audit Committee met three times in the last fiscal year.

    The Company maintains a Compensation Committee comprised of William W. Lattin, Richard J. Faubert, C. Scott Gibson and Jean-Pierre D. Patkay.
Mr. Lattin will be retiring from the Board of Directors at the time of the Annual Meeting. None of the members of the Compensation Committee are current or former officers or employees of the Company. The Compensation Committee reviews and determines the compensation of the Company's executive officers. Additionally, the Compensation Committee makes grants to executive officers under the Company's 1995 Stock Incentive Plan. The Compensation Committee acted by meeting and by unanimous written consent in lieu of a meeting eight times in the last fiscal year.

    The Company maintains a Nominating and Governance Committee comprised of William W. Lattin and James Dalton. The Nominating and Governance Committee was formed on January 18, 2000. The Nominating and Governance Committee has the general authority and responsibility to develop and maintain a list of candidates for membership on the Board of Directors, shall recommend specific candidates to the Board of Directors upon request, shall review and make recommendations regarding board governance issues, and shall determine board compensation. The Nominating and Governance Committee determined the nominees for election as directors of the Company at this Annual Meeting. The Nominating and Governance Committee will consider nominees recommended by shareholders of the Company. Recommendations for nominees should be sent to 5445 NE Dawson Creek Drive, Hillsboro, Oregon 97124, Attention: Corporate Secretary.

DIRECTOR COMPENSATION

    Directors do not receive any cash fees for serving on the Company's Board of Directors or any committee thereof, but are reimbursed for reasonable expenses incurred in attending meetings. Pursuant to the terms of the 1995 Stock Incentive Plan, each individual who becomes a non-employee director of the Company after August 7, 1995 is automatically granted, on the date the individual joins the Board of Directors, a non-statutory stock option to purchase 15,000 shares of Common Stock. If the non-employee director's employer prohibits the non-employee director from receiving such a grant, no such grant is made until such time, if any, as such employer restrictions are removed. In addition, each non-employee director of the Company is automatically granted on an annual basis a non-statutory stock option to purchase 5,000 shares of Common Stock, beginning in the calendar year subsequent to the year in which the non-employee director was granted a non-statutory stock option to purchase 15,000 shares of Common Stock. The exercise price of options automatically granted to non-employee directors is the fair market value of the Common Stock on the date of grant.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of March 15, 2000 by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each of the Company's directors and nominees for director, (iii) each executive officer of the Company named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all outstanding shares of Common Stock shown as beneficially owned by them.

                                                                 SHARES      PERCENTAGE OF
                                                              BENEFICIALLY      COMMON
NAME                                                             OWNED           STOCK
----                                                          ------------   -------------
Dr. Glenford J. Myers(1)....................................     547,370         3.17%
Stuart F. Cohen(2)..........................................      10,815             *
Ronald A. Dilbeck(3)........................................      10,702             *
Douglas D. Goodyear(4)......................................      30,936             *
Arif Kareem(5)..............................................      13,745             *
James F. Dalton(6)..........................................      22,800             *
Richard J. Faubert(6).......................................      22,500             *
C. Scott Gibson(6)..........................................      42,942             *
Dr. William W. Lattin.......................................      70,956             *
Jean-Pierre D. Patkay(6)....................................      22,500             *
Jean-Claude Peterschmitt(7).................................      37,500             *
Intel Corporation...........................................   1,779,251        10.30%
  2200 Mission College Blvd.
  Santa Clara, CA 95052
Lord, Abbett & Co.(8).......................................   1,694,142         9.81%
  767 Fifth Avenue
  New York, NY 10153
All directors and officers as a group (14 persons)(9).......     884,464         5.12%

------------------------

*   Less than 1%

(1) Includes options to purchase 204,414 shares of Common Stock exercisable within 60 days after March 15, 2000. Includes 3,425 shares of Common Stock held by Dr. Myers' minor child.

(2) Includes options to purchase 10,000 shares of Common Stock exercisable within 60 days after March 15, 2000.

(3) Includes options to purchase 3,350 shares of Common Stock exercisable within 60 days after March 15, 2000.

(4) Includes options to purchase 30,000 shares of Common Stock exercisable within 60 days after March 15, 2000.

(5) Includes options to purchase 9,600 shares of Common Stock exercisable within 60 days after March 15, 2000.

(6) Includes options to purchase 22,500 shares of Common Stock exercisable within 60 days after March 15, 2000.

(7) Includes options to purchase 37,500 shares of Common Stock exercisable within 60 days after March 15, 2000.

(8) Based solely on information set forth in Schedule 13G/A dated January 20, 2000, filed with the Securities and Exchange Commission.

(9) Includes options to purchase 431,238 shares of Common Stock exercisable within 60 days after March 15, 2000.

                             EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE. The following table sets forth, for the chief executive officer and the four most highly compensated executive officers, information concerning compensation paid or accrued for services to the Company in all capacities for each of the last three fiscal years. Three other executive officers of the Company other than the persons shown below received total annual salary and bonus for the fiscal year 1999 in excess of $100,000.

SUMMARY COMPENSATION TABLE

                                                            ANNUAL COMPENSATION           SHARES
NAME AND                                               ------------------------------   UNDERLYING
PRINCIPAL POSITION                                       YEAR      SALARY    BONUS(1)    OPTIONS
------------------                                     --------   --------   --------   ----------
Glenford J. Myers....................................    1999     $259,692   $216,100     75,000(4)
  Chairman of the Board, President and                   1998     $248,846   $ 87,140     75,000(3)
  Chief Executive Officer                                1997     $227,500   $133,800     52,500(2)

Stuart F. Cohen......................................    1999     $155,481   $ 68,500     60,000(4)
  Vice President of Marketing and Sales                  1998           --         --         --
                                                         1997           --         --         --

Ronald A. Dilbeck....................................    1999     $164,938   $ 73,670     30,000(4)
  Vice President and General Manager,                    1998     $167,154   $ 32,580     75,001(3)
  Computer Platforms Division                            1997     $159,792   $ 41,169     38,626(2)

Douglas D. Goodyear..................................    1999     $240,000   $ 98,925         --(4)
  Vice President of Sales                                1998     $ 55,385         --     90,000(3)
                                                         1997           --         --         --

Arif Kareem..........................................    1999     $164,769   $119,900     30,000(4)
  Vice President and General Manager of                  1998     $155,769   $ 25,620     55,800(3)
  Telecommunications Division                            1997     $ 66,477         --         --

------------------------

(1) Represents amounts paid under the Incentive Compensation Plan. See "Compensation Committee Report on Executive Compensation--Incentive Compensation Plan."

(2) Represents options issued in 1997 in replacement of canceled options granted during 1996 at higher exercise prices. No new options were granted to these officers in 1997 (excluding options issued to replace canceled options).

(3) Excludes options issued in 1998 in replacement of canceled options granted during 1997 and 1998 at higher exercise prices.

(4) Represents options issued in 1999.

    STOCK OPTION GRANTS IN FISCAL 1999. The following table sets forth information concerning individual grants of stock options made by the Company during the fiscal year 1999 to each of the officers of the Company named in the Summary Compensation Table.

                                                                                      POTENTIAL REALIZABLE VALUE
                            NUMBER OF                                                 AT ASSUMED ANNUAL RATES OF
                            SECURITIES   PERCENT OF TOTAL                            STOCK PRICE APPRECIATION FOR
                            UNDERLYING   OPTIONS GRANTED    EXERCISE                        OPTION TERM(4)
                             OPTIONS     TO EMPLOYEES IN    PRICE PER   EXPIRATION   ----------------------------
NAME                        GRANTED(1)    FISCAL YEAR(2)      SHARE      DATE(3)         5%              10%
----                        ----------   ----------------   ---------   ----------   ----------      ------------
Glenford J. Myers.........    75,000            5.2%         $20.04       1/04/06     $612,051        $1,426,170
Stuart F. Cohen...........    60,000            4.1%         $19.29       1/18/04     $316,705        $  702,739
Ronald A. Dilbeck.........    30,000            2.0%         $20.04       1/04/06     $244,821        $  570,468
Douglas D. Goodyear.......        --             --              --            --           --                --
Arif Kareem...............    30,000            2.0%         $20.04       1/04/06     $244,821        $  570,468

------------------------

(1) All option grants were made pursuant to the Company's 1995 Stock Incentive Plan. Each option (other than the options granted to Mr. Myers and Mr. Cohen) was granted on January 4, 1999 for a term of seven years, is not exercisable until January 4, 2001, on which date each option shall be exercisable for 50 percent of the total number of shares covered by the option, and shall be exercisable in full on January 4, 2002. The option granted to Mr. Myers was granted on January 4, 1999 for a term of seven years and is not exercisable until December 15, 2001, on which date the option shall be exercisable in full. The option granted to Mr. Cohen was granted on January 18, 1999 for a term of five years, and on the first, second and third anniversaries of the grant date, the option is exercisable for one-third of the total number of shares covered by the option, so that the option shall be exercisable in full on January 4, 2002.

(2) In fiscal 1999, the Company granted options for a total of 1,449,582 shares of Common Stock under the 1995 Stock Incentive Plan and this number was used in calculating the percentages set forth in this column.

(3) Options expire prior to this date (i) if the optionee's employment is terminated for any reason (other than death or disability), in which case options vested but unexercised at the date of termination may be exercised within 30 days after the date of termination, or (ii) if employment terminates because of death or disability, in which case options vested but unexercised at the date of termination may be exercised within 12 months after the date of termination. If employment (or service as a director, as applicable) is terminated by death of the optionee, the option generally may be exercised by persons to whom the optionee's rights pass by will or the laws of descent or distribution. Remaining vested but unexercised options terminate at the end of the earliest of the above described periods, as applicable.

(4) In accordance with the rules of the Securities and Exchange Commission, these amounts are the hypothetical gains or "option spreads" that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

    AGGREGATED OPTION EXERCISES. The following table sets forth information (on an aggregated basis) concerning each exercise of stock options during the fiscal year 1999 by each of the officers of the Company named in the Summary Compensation Table and the fiscal year-end value of unexercised options.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999
                       AND FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                          NUMBER OF                         OPTIONS AT              IN-THE-MONEY OPTIONS AT
                           SHARES                        DECEMBER 31, 1999           DECEMBER 31, 1999(1)
                         ACQUIRED ON     VALUE      ---------------------------   ---------------------------
NAME                      EXERCISE      REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   ----------   -----------   -------------   -----------   -------------
Glenford J. Myers......     57,000     $1,760,970     106,914        100,086      $2,814,457     $3,138,308
Stuart F. Cohen........         --             --          --         60,000              --     $1,902,600
Ronald A. Dilbeck......     35,751     $  689,044      28,899        107,141      $  989,850     $3,437,979
Douglas D. Goodyear....         --             --      30,000         60,000      $1,248,900     $2,497,800
Arif Kareem............         --             --       9,600         61,200      $  369,984     $2,131,248

------------------------

(1) Options are "in-the-money" at the fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise price of the option. The amounts set forth represent the difference between the fair market value of the securities underlying the options on December 31, 1999 based on the last sale price of $51.00 per share of Common Stock on that date (as reported on the Nasdaq National Market) and the exercise price of the options, multiplied by the applicable number of shares.

                         COMPENSATION COMMITTEE REPORT
                          ON EXECUTIVE COMPENSATION(1)

    The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

    The Compensation Committee of the Board of Directors (the "Committee") is composed of four outside directors and, pursuant to authority delegated by the Board, determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company. The Committee is also responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies.

    The Company's objectives for executive compensation are to (i) attract and retain key executives important to the long-term success of the Company; (ii) reward executives for performance and enhancement of shareholder value; and
(iii) align the interests of the executive officer with the success of the Company by basing a portion of the compensation upon corporate performance.

    Base salary levels of the Company's executive officers are set relative to similar companies in the electronics industry. In determining salaries, the Company also takes into account individual experience, job responsibilities, and individual performance.

    EXECUTIVE OFFICER COMPENSATION PROGRAM. The Company's executive officer compensation program is comprised of base salary, annual bonus, and long term incentive compensation in the form of stock options. Compensation based upon sales is also part of the compensation program for certain executive officers with sales responsibility.

    STOCK OPTIONS. The Company's stock option program is intended as a long term incentive plan for executives, managers and other employees within the Company. The objectives of the program are to align employee and shareholder long term interests by creating a strong and direct link between compensation

------------------------

(1) This section and the following section entitled "Comparison of Cumulative Total Return" are not "soliciting material," are not deemed "filed" with the Securities and Exchange Commission and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Act of 1934, regardless of date or any general incorporation language in such filing.

and shareholder value. The Company's 1995 Stock Incentive Plan provides for the award of incentive stock options to selected employees and the award of nonqualified stock options, restricted stock, stock appreciation rights, bonus rights and other incentive grants to selected employees, independent contractors and consultants.

    INCENTIVE COMPENSATION PLAN. The Company maintains an Incentive Compensation Plan (the "Compensation Plan") pursuant to which all employees of the Company in good standing for one pay period following the plan period are eligible to receive incentive compensation if certain six-month operational income and other Company goals are achieved. At its discretion, the Board of Directors, which administers the Compensation Plan, may reduce the incentive compensation to be paid pursuant to the Compensation Plan to executive officers of the Company.

    CHIEF EXECUTIVE OFFICER COMPENSATION. The Committee determined the Chief Executive Officer compensation for 1999 based upon a number of factors and criteria. The Chief Executive Officer's base salary was determined based upon a review of the salaries of chief executive officers for similar companies of comparable size and complexity and upon a review by the Committee of the Chief Executive Officer's performance. The Chief Executive Officer received a bonus for 1999 based on satisfaction of the Company's performance objectives for the year established under the Company's Compensation Plan described above and his individual performance as evaluated by the Committee.

    During 1999 the Chief Executive Officer was issued options to purchase 75,000 shares of the Company's Common Stock. These options are part of an ongoing program to provide Dr. Myers with significant ongoing incentives to remain with the Company and to further align his long-term interests with shareholder interests. The number of shares granted in 1999 was based on a subjective determination of the number of shares needed in 1999 as part of this long-term program.

    DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year. The levels of salary and bonus generally paid by the Company do not exceed this limit. Many of the options granted under the Company's 1995 Stock Incentive Plan have been Incentive Stock Options. The Company receives no tax deduction from the exercise of an Incentive Stock Option unless the optionee disposes of the acquired shares before satisfying certain holding periods. Under Treasury regulations, the $1,000,000 cap on deductibility applies to compensation recognized by an optionee upon such an early disposition, as well as compensation recognized upon the exercise of a Nonstatutory Stock Option, unless the option meets certain requirements. It is the Company's policy generally to grant options that meet the requirements of the Treasury regulations so that any such compensation recognized by an optionee will be fully deductible. The Committee believes that the grant of Incentive Stock Options, despite their general nondeductibility, benefits the Company by encouraging the long-term ownership of the Company's stock by officers and other employees.

                                          Richard J. Faubert
                                          C. Scott Gibson
                                          William L. Lattin
                                          Jean-Pierre Patkay

                     COMPARISON OF CUMULATIVE TOTAL RETURN

    The following graph sets forth the Company's total cumulative shareholder return as compared to the Standard and Poor's 500 Composite Index and the Hambrecht and Quist Computer Hardware Sector Index for the period October 20, 1995 (the date of the Company's initial public offering) through December 31, 1999. Total shareholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stocks represented in the Standard and Poor's 500 Composite Index and the stocks represented in the Hambrecht and Quist Computer Hardware Sector Index, respectively. Total return also assumes reinvestment of dividends; the Company has never paid dividends on its Common Stock.

    Historical stock price performance should not be relied upon as indicative of future stock price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN ANALYSIS
                       10/20/95  12/29/95  12/31/96  12/31/97  12/31/98  12/31/99
RADISYS CORP.           $100.00    $78.33   $325.00   $248.33   $200.00   $510.00
H&Q COMPUTER HARDWARE   $100.00   $104.00   $137.73   $187.37   $359.73   $655.93
S&P 500                 $100.00   $105.36   $129.53   $172.74   $222.10   $268.83

PROPOSAL 2: AMENDMENT OF THE COMPANY'S SECOND RESTATED ARTICLES OF INCORPORATION
 TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO
                                  100,000,000.


    The Company's Second Restated Articles of Incorporation currently provide that the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. As of March 31, 2000, the Company had 16,853,421 shares of Common Stock issued and outstanding.


    The Board of Directors believes that additional shares of Common Stock need to be authorized to provide the Company with the flexibility to consider a future stock split, to finance potential acquisitions, and to effect additional increases in the shares reserved for issuance under the Company's equity incentive plans. For this reason, on January 18, 2000, the Board of Directors approved an amendment to the Company's Second Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000.

    The availability of the additional shares of Common Stock may have an anti-takeover effect, since the Board of Directors would possess the ability to dilute the position of a major shareholder by issuing additional shares of the same class, which may make a takeover more difficult or less attractive. The Board of Directors is not aware of any effort to obtain control of the Company, and the proposed amendment is not part of a plan by management to adopt a series of anti-takeover measures.

    RECOMMENDATION BY THE BOARD OF DIRECTORS. The Board of Directors recommends that the proposed amendment to the Company's Second Amended and Restated Articles of Incorporation increasing the number of authorized shares of Common Stock to 100,000,000 be approved. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to be voted at the Annual Meeting is necessary to constitute a quorum for the transaction of business. The amendment to the Company's Second Amended and Restated Articles of Incorporation requires the approval of a majority of the votes cast on the proposal, provided a quorum is present. Abstentions will count as votes cast on the proposal, but will not count as votes cast in favor of the proposal and, therefore, will have the same effect as votes against the proposal. Broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but will not be considered to have voted on the proposal. The proxies will be voted for or against the proposal or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the amendment to the Company's Second Amended and Restated Articles of Incorporation.

PROPOSAL 3: AMENDMENT OF THE 1995 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF
  SHARES OF THE COMPANY'S COMMON STOCK THAT MAY BE ISSUED PURSUANT TO THE PLAN
          FROM 4,125,000 TO 5,425,000 AND MAKE CERTAIN OTHER CHANGES.


    The 1995 Stock Incentive Plan of the Company ("the Plan") provides for the award of incentive stock options to select officers and employees and the award of non-qualified stock options, stock appreciation rights, bonus rights and other incentive grants to selected employees, officers and directors of the Company and its subsidiaries and selected non-employee agents, consultants, advisors, persons involved in the sale and distribution of the Company's products and independent contractors. The Board of Directors believes the availability of stock incentives under the Plan is an important factor in the Company's ability to attract and retain experienced and competent employees and directors and to provide an incentive for them to exert their best efforts on behalf of the Company. As of March 31, 2000, out of a total of 4,125,000 shares reserved for issuance under the Plan (after giving effect to a 3-for-2 stock split of the shares of Common Stock of the Company effected in the form of a 50% share dividend declared by the Board of Directors on October 19, 1999 and paid on November 29, 1999 to shareholders of record at the close of business on November 8, 1999), only 370,844 shares remained available for grant. The Board of Directors believes additional shares will be needed under the Plan to provide appropriate incentives to key employees and others. Accordingly, on February 25, 2000, the Board of Directors approved amendments to the Plan to reserve an additional 1,300,000 shares for the Plan, thereby increasing the total number of shares of the Company's Common Stock reserved for issuance under the Plan from 4,125,000 to 5,425,000, and also to include in the Plan a provision that shareholder approval is required before any option or stock appreciation right granted under the Plan may be repriced, replaced or regranted through the cancellation and reissuance of the option or stock appreciation right at a lower exercise price, or by lowering the exercise price of a previously granted option or stock appreciation right. The proposed amendments also provide for clarification that incentive stock options can be granted to both employees of the Company and employees of the Company's subsidiaries. All of these proposed amendments are subject to shareholder approval.


    Certain provisions of the Plan are summarized below. The complete text of the Plan, marked to show the proposed amendments, is attached to this document as Appendix A. Shareholders are urged to read the amendments to the Plan carefully and in their entirety.

    ELIGIBILITY. All employees, officers and directors of the Company and its subsidiaries are eligible to participate in the Plan. Also eligible are nonemployee consultants and advisors to the Company.

    ADMINISTRATION. The Plan is administered by the Board of Directors, which designates from time to time the individuals, except executive officers, to whom awards are made under the Plan, the amount of any such award and the price and other terms and conditions of any such award. However, the Board has delegated to Dr. Myers the authority to grant options to purchase up to 7,500 shares to new hires on the same terms regarding vesting and other matters as options that are commonly granted to other employees and for refreshment and enabler options in accordance with the equity compensation framework approved by the Compensation Committee each year and on other specified terms. The Compensation Committee makes grants to executive officers under the Plan. Subject to the provisions of the Plan, the Board may adopt and amend rules and regulations relating to the administration of the Plan. Only the Board of Directors may amend, modify or terminate the Plan.

    SHARES AVAILABLE. A total of 4,125,000 shares of Common Stock were reserved for issuance under the Plan. As of December 31, 1999, out of a total of 4,125,000 shares reserved for issuance under the Plan, only 1,142,704 shares remained available for future grants. If an option, stock appreciation right or performance unit granted under the Plan expires, terminates or is canceled, or if shares sold or awarded as a bonus are forfeited to the Company or are repurchased by the Company, the shares again become available for issuance under the Plan.

    TERM OF THE PLAN. The Plan will continue until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time.

    STOCK OPTIONS. The Compensation Committee determines the executive officers, and the Board of Directors determines other persons to whom options are granted, the option price, the number of shares subject to each option, the period of each option and the times at which options may be exercised and whether the option is an Incentive Stock Option ("ISO"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or an option other than an ISO (a "Non-Statutory Stock Option" or "NSO"). If the option is an ISO, the option price cannot be less than the fair market value of the Common Stock on the date of grant. If an optionee of an ISO at the time of grant owns stock possessing more than 10% of the combined voting power of the Company, the option price may not be less than 110% of the fair market value of the Common Stock on the date of grant. If the option is an NSO, the option price may be any price determined by the Board. No ISO may be granted on or after the tenth anniversary of the date the Plan was adopted by the Board of Directors. The aggregate fair market value, on the date of the grant, of the stock for which ISOs are exercisable for the first time by an employee during any calendar year may not exceed $100,000. No monetary consideration is paid to the Company upon the granting of options. On December 31, 1999, the last sale price of the Common Stock on the Nasdaq National Market System was $51.00 per share.

    Options granted under the Plan generally continue in effect for the period fixed by the Board, except that ISOs are not exercisable after the expiration of 10 years from the date of grant or five years in the case of 10% shareholders. Options are exercisable in accordance with the terms of an option agreement entered into at the time of grant and, except as otherwise determined by the Board with respect to a NSO granted to a person who is neither an officer or a director of the Company, are nontransferable except on death of a holder. Options may be exercised only while an optionee is employed by or in the service of the Company or a subsidiary or within 12 months following termination of employment by reason of death or disability or 30 days following termination for any other reason. The Plan provides that the Board may extend the exercise period for any period up to the expiration date of the option and may increase the number of shares for which the option may be exercised up to the total number underlying the option. The purchase price for each share purchased pursuant to exercise of options must be paid in cash, including cash which may be the proceeds of a loan from the Company or, with the consent of the Board, in whole or in part, in shares of Common Stock valued at fair market value, in restricted stock, in performance units or other contingent awards denominated in either stock or cash, in deferred compensation credits, in promissory notes, or in other forms of consideration. Upon the exercise of an option, the number of shares subject to the option and the number of shares available under the Plan for future option grants are reduced by the number of shares with respect to which the option is exercised.

    STOCK APPRECIATION RIGHTS. Stock appreciation rights ("SARs") may be granted under the Plan. SARs may, but need not, be granted in connection with an option grant or an outstanding option previously granted under the Plan. A SAR gives the holder the right to payment from the Company of an amount equal in value to the excess of fair market value on the date of exercise of a share of Common Stock of the Company over its fair market value on the date of the grant, or if granted in connection with an option, the option price per share under the option to which the SAR relates.

    A SAR is exercisable only at the time or times established by the Board. If a SAR is granted in connection with an option, it is exercisable only to the extent and on the same conditions that the related option is exercisable. Unless otherwise determined by the Committee, no SAR granted to an officer or director can be exercised during the first six months after the date of grant. Payment by the Company upon exercise of a SAR may be made in Common Stock of the Company valued at its fair market value, in cash, or partly in stock and partly in cash, as determined by the Board. The Board may withdraw any SAR granted under the Plan at any time and may impose any condition upon the exercise of a SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs. No SARs have been granted under the Plan.

    The existence of SARs, as well as certain bonus rights described below, would require charges to income over the life of the right based upon the amount of appreciation, if any, in the market value of the Common Stock of the Company over the exercise price of shares subject to exercisable SARs or bonus rights.

    STOCK BONUS AWARDS. The Board may award Common Stock of the Company as a stock bonus under the Plan. The Board may determine the recipients of the awards, the number of shares to be awarded and the time of the award. Stock received as a stock bonus is subject to the terms, conditions and restrictions determined by the Board at the time the stock is awarded.

    RESTRICTED STOCK. The Plan provides that the Company may issue restricted stock in amounts, for consideration, subject to restrictions and on terms the Board determines.

    CASH BONUS RIGHTS. The Board may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted, (ii) SARs granted or previously granted, (iii) stock bonuses awarded or previously awarded and (iv) shares sold or previously sold under the Plan. Bonus rights granted in connection with options entitle the optionee to a cash bonus if and when the related option is exercised. The amount of the bonus is determined by multiplying the excess of the total fair market value of the shares acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. The bonus percentage applicable to any bonus right is determined by the Board but may in no event exceed 75%. Bonus rights granted in connection with stock bonuses or restricted stock purchases entitle the recipient to a cash bonus, in an amount determined by the Board, when the stock is awarded or purchased or any restrictions to which the stock is subject lapse. No bonus rights have been granted under the Plan.

    PERFORMANCE UNITS. The Board may grant performance units consisting of monetary units which may be earned in whole or in part if the Company achieves goals established by the Board over a designated period of time, but in any event not more than 10 years. Payment of an award earned may be in cash or stock or both, and may be made when earned, or vested and deferred, as the Board determines. No performance units have been granted under the Plan.

    CHANGES IN CAPITAL STRUCTURE. The Plan provides that if the outstanding Common Stock of the Company is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the Board in the number and kind of shares available for awards under the Plan. In addition, the Board will make appropriate adjustments in outstanding options and SARs. In the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company, in lieu of the foregoing treatment for options and SARs, the Board may, in its sole discretion, provide a 30-day period prior to such event during which optionees shall have the right to exercise options and SARs in whole or in part without any limitation on exercisability and upon the expiration of which 30-day period all unexercised options and SARs shall immediately terminate.

    STOCK OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. Pursuant to the terms of the Plan, each individual who becomes a non-employee director of the Company after August 7, 1995 is automatically granted, on the date the individual joins the Board of Directors, a non-statutory option to purchase 15,000 shares of Common Stock. In addition, each non-employee director of the Company automatically is granted an annual, non-statutory option to purchase 5,000 shares of Common Stock. No such grants are made, however, if the non-employee director's employer prohibits the non-employee director from receiving such options.

    MATERIAL FEDERAL INCOME TAX CONSEQUENCES. Certain options authorized to be granted under the Plan are intended to qualify as ISOs for federal income tax purposes. The following discussion of the federal income tax consequences of ISOs applies to optionees who have been employed by the Company or a subsidiary at all times from the date of grant to the date three months before exercise. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or exercise of the ISO. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares generally will be taxed as income from the sale or exchange of a capital asset and the Company will not be allowed any deduction for federal income tax purposes. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any gain realized generally will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the fair market value of the shares on the date of exercise exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an ISO. Upon any disqualifying disposition by an employee, the Company generally will be entitled to a deduction to the extent the employee recognized ordinary income, provided the Company reports the disposition as required by the Internal Revenue Service.

    Certain options authorized to be granted under the Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NSO until the option is exercised. When the NSO is exercised, the optionee will recognize ordinary compensation income, and the Company generally will be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise generally will be taxable to the optionee as capital gain.

    Under federal income tax law currently in effect, no income is realized by the grantee of a SAR until the SAR is exercised. At the time the SAR is exercised, the grantee will recognize ordinary compensation income, and the Company generally will be entitled to a deduction, in the amount equal to the fair market value of the shares or cash received. The amount of compensation income is subject to withholding and employment tax.

    A person who receives stock in connection with the performance of services will generally recognize ordinary compensation income at the time of receipt of the shares, in an amount equal to the fair market value of the shares over the amount paid for the shares, if either the shares are "substantially vested" for purposes of Section 83 of the Code or the recipient elects under Section 83(b) of the Code within 30 days after the original transfer to include in gross income the excess of the fair market value of the shares at the time of transfer over the amount paid for the shares. If the shares are not substantially vested at the time of receipt and no Section 83(b) election is made, the recipient will recognize ordinary compensation income in each year in which a portion of the shares substantially vest. The amount of compensation income will equal the excess, if any, of the fair market value of the shares at the time of vesting over the amount paid for the shares. The Company generally will be entitled to a deduction equal to the amount includable as ordinary compensation income by the recipient in the year the recipient recognized the income. The amount of compensation income recognized by an employee is subject to withholding and employment tax. A participant who receives a cash bonus right under the Plan generally will recognize ordinary compensation income equal to the amount of any cash bonus paid at the time of receipt of the bonus, and the Company generally will be entitled to a deduction equal to the income recognized by the participant. The amount of compensation income recognized by an employee is subject to a withholding and employment tax.

    In certain situations, stock acquired, by exercise of an option or otherwise, by persons who are "insiders" under Section 16(a) of the Securities Exchange Act of 1934 may not be "substantially vested" when acquired. Therefore, the above discussion under "Material Federal Income Tax Consequences" may not be fully applicable to stock acquired by insiders under the Plan.

    Section 162(m) of the Code limits to $1 million per person the amount the Company may deduct for compensation paid to any of its most highly compensated officers in any taxable year. Under Treasury regulations, compensation received through the exercise of an option or SAR will not be subject to the $1 million limit if the option or SAR and the plan meet certain requirements. One such requirement is shareholder approval of the plan before the options are granted. Other requirements are that (1) the plan provide per-employee limits on the number of shares to which options or SARs may be granted during a specified time period, and (2) options or SARs be granted by a committee composed solely of two or more outside directors and that the exercise price of the option or the SAR be not less than fair market value of the stock subject to the option or SAR on the date of grant. Accordingly, the Company believes that if this proposal is approved by the shareholders, compensation received on exercise of options and SARs granted under the Plan in compliance with the above requirements will not be subject to the $1 million deduction limit.

    RECOMMENDATION BY THE BOARD OF DIRECTORS. The Board of Directors recommends that the proposed amendment to the Plan be approved. The amendment to the Plan requires the approval of a majority of the votes cast on the proposal, provided a quorum is present. Abstentions will count as votes cast on the proposal, but will not count as votes cast in favor of the proposal and, therefore, will have the same effect as votes against the proposal. Broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but will not be considered to have voted on the proposal. The proxies will be voted for or against the proposal or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the amendment to the Plan.

  PROPOSAL 4: AMENDMENT OF THE COMPANY'S 1996 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK THAT MAY BE ISSUED
                PURSUANT TO THE PLAN FROM 750,000 TO 1,250,000.


    The Employee Stock Purchase Plan ("ESPP") provides a convenient and practical means by which employees may participate in stock ownership of the Company. The Board of Directors believes that the opportunity to acquire a proprietary interest in the success of the Company through the acquisition of shares of Common Stock pursuant to the ESPP is an important aspect of the Company's ability to attract and retain highly qualified and motivated employees. As of March 31, 2000, out of a total of 750,000 shares reserved for issuance under the ESPP (after giving effect to a 3-for-2 stock split of the shares of Common Stock of the Company effected in the form of a 50% share dividend declared by the Board of Directors on October 19, 1999 and paid on November 29, 1999 to shareholders of record at the close of business on November 8, 1999), 459,947 shares had been issued leaving 290,053 shares available for issuance under the ESPP. The Board of Directors believes additional shares will be needed under the ESPP to provide appropriate incentives to key employees and others. Accordingly, on January 18, 2000, the Board of Directors approved an amendment to the ESPP, subject to shareholder approval, to reserve an additional 500,000 shares for the ESPP, thereby increasing the total number of shares of the Company's Common Stock reserved for issuance under the Plan from 750,000 to 1,250,000.


    Certain provisions of the ESPP are summarized below. The complete text of the ESPP, marked to show the proposed amendment, is attached to this document as Appendix B.

    The ESPP is administered by the Board of Directors. The Board has the power to make and interpret all rules and regulations it deems necessary to administer the ESPP and has broad authority to amend the ESPP, subject to certain amendments requiring shareholder approval.

    All regular status employees of the Company, including the Company's officers, are eligible to participate in the ESPP. Eligible employees may elect to contribute from 1% to 10% of the compensation paid to the participant during each pay period. Each participant may enroll in an 18-month offering in which shares of Common Stock are purchased on the last day of each six-month period of an offering. A separate offering commences on February 15 and August 15 ("the Enrollment Dates") of each calendar year under the ESPP, other than calendar year 1999. In calendar year 1999, the first offering commenced on June 12, 1999 and will end on August 15, 2000, and the second offering is the 18-month period commenced on August 15, 1999. The purchase dates for the offering beginning on June 12, 1999 are August 14, 1999, February 14, 2000 and August 14, 2000, rather than the last day of each six-month period of such offering. The purchase price per share is equal to 85% of the lower of (a) the fair market value of the Common Stock on the enrollment date of the offering or (b) the fair market value on the date of purchase.

    Neither payroll deductions credited to a participant's account nor any rights with regard to the purchase of shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way by the participant. Upon termination of a participant's employment for any reason other than death, retirement or disability, the payroll deductions credited to the participant's account will be used to purchase shares on the next purchase date. Any remaining balance will be returned to the participant or his or her beneficiary.

    MATERIAL FEDERAL INCOME TAX CONSEQUENCES. The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. The following discussion of federal income tax consequences applies to employees who are continuously employed by the Company or a subsidiary until at least three months before the applicable purchase date. Under the Code, current or former employees will not recognize taxable income or gain with respect to shares purchased under the ESPP either at an Enrollment Date or at a purchase date. If a current or former employee disposes of shares purchased under the ESPP more than two years after the Enrollment Date and more than one year after the purchase date, or in the event of the employee's death at any time, the employee or the employee's estate generally will be required to report as ordinary compensation income for the taxable year of disposition or death an amount equal to the lesser of the excess of the fair market value of the shares at the time of disposition or death over the purchase price, or 15 percent of the fair market value of the shares on the Enrollment Date. In the case of such a disposition or death, the Company will not be entitled to any federal income tax deduction. Any gain on the disposition in excess of the amount treated as ordinary compensation income generally will be taxed as capital gain to the employee.

    If a current or former employee disposes of shares purchased under the ESPP within two years after the Enrollment Date or within one year after the purchase date, the employee will be required to report the excess of the fair market value of the shares on the purchase date over the purchase price as ordinary compensation income for the year of disposition. If the disposition is by sale, any difference between the fair market value of the shares on the purchase date and the disposition price generally will be taxed as capital gain or loss. In the event of a disposition within two years after the Enrollment Date or within one year after the purchase date, the Company generally will be entitled to a deduction from income in the year of such disposition equal to the amount that the employee is required to report as ordinary compensation income, provided the Company reports the disposition as required by the IRS. For dispositions made by the Company's most highly compensated officers, the Company's deduction may be limited by the $1,000,000 cap on deductibility under Section 162(m) of the Code.

    Under the terms of the ESPP, participants are required to pay to the Company any amounts necessary to satisfy any tax withholding determined by the Company to be required in connection with either the purchase or sale of shares acquired under the ESPP.

    RECOMMENDATION BY THE BOARD OF DIRECTORS. The Board of Directors recommends that the proposed amendment to the ESPP be approved. The amendment to the ESPP requires the approval of a majority of the votes cast on the proposal, provided a quorum is present. Abstentions will count as votes cast on the proposal, but will not count as votes cast in favor of the proposal and, therefore, will have the same effect as votes against the proposal. Broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but will not be considered to have voted on the proposal. The proxies will be voted for or against the proposal or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the amendment to the ESPP.

                EMPLOYMENT CONTRACTS AND SEVERANCE ARRANGEMENTS

    On February 8, 2000, the Company entered into an Executive Severance Agreement with Dr. Myers providing for severance pay in a cash amount equal to 12 months of Dr. Myers' annual base pay at the rate in effect immediately prior to the date of termination. Dr. Myers is entitled to receive the severance pay in the event that his employment with the Company is terminated by the Company other than for cause, death or disability. Upon such termination, and in addition to the severance pay, Dr. Myers is also entitled to receive COBRA benefits and an amount equal to a prorated portion of Dr. Myers' target bonus amount under any cash incentive plans in effect at the time of termination. In addition, all stock options granted to Dr. Myers under the Company's 1995 Stock Incentive Plan or any other equity plan that would vest during the 12-month period following the date of termination shall become immediately exercisable in full.

    In the event that Dr. Myers' employment with the Company is terminated by the Company (other than for cause, death or disability) within 18 months following a change of control of the Company, Dr. Myers is entitled to receive severance pay in a cash amount equal to 24 months of Dr. Myers' annual base pay at the rate in effect immediately prior to the date of termination. Upon such termination, and in addition to the severance pay, Dr. Myers is also entitled to receive COBRA benefits and an amount equal to Dr. Myers' full target bonus amount for the year and any partial year period in which the termination occurred under any cash incentive plans in effect at the time of termination. In addition, all stock options granted to Dr. Myers under the Company's 1995 Stock Incentive Plan or any other equity plan shall become immediately exercisable in full.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company and Tektronix are parties to multiple Design Agreements pursuant to which the Company agreed to design and develop certain products as specified and required by Tektronix. One of the Company's directors, Mr. Dalton, is an officer of Tektronix. Sales to Tektronix accounted for less than one percent of the Company's revenues in 1999.


    The Company and Intel are parties to multiple Design Agreements pursuant to which the Company agreed to design and develop certain products as specified and required by Intel. Sales to Intel accounted for less than one percent of the Company's revenues in 1999. Additionally, Intel is a key supplier of components to the Company. The Company received approximately $18.8 million worth of components from Intel in 1999. As of March 15, 2000, Intel beneficially owns approximately eleven percent of the Company's outstanding Common Stock.


    The Company is party to a Consulting Services Agreement dated January 21, 2000 with John Leonardo, a former executive officer of the Company, providing for the provision of consulting services by Mr. Leonardo to the Company for the six-month period following the date of Mr. Leonardo's retirement from employment with RadiSys. Mr. Leonardo retired effective January 28, 2000. The agreement provides for a monthly consulting fee of $50,000.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the outstanding Common Stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. Based solely on a review of the copies of the reports received by the Company and on written representations of certain reporting persons, the Company believes that during fiscal 1999, John Watkins, Ronald Dilbeck, Diane Williams, Glenford J. Myers and John C. Leonardo failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934. Mr. Watkins filed late a Form 4 reporting three transactions in securities of the Company occurring in March of 1999. Mr. Dilbeck filed late a Form 4 reporting four transactions in securities of the Company occurring in November of 1999. Ms. Williams filed late a Form 4 reporting six transactions in securities of the Company occurring in November of 1999. Dr. Myers filed late a Form 4 reporting six transactions in securities of the Company occurring in November of 1999. Dr. Myers also filed late a Form 4 reporting one transaction in securities of the Company occurring in December of 1999. In fiscal year 1999, Mr. Leonardo filed late a Form 3.

                            INDEPENDENT ACCOUNTANTS

    Representatives of PricewaterhouseCoopers LLP, the Company's independent accountants, will be present at the Annual Meeting and will be available to respond to appropriate questions. They do not plan to make any statement, but will have the opportunity to make a statement if they wish.

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    The Company's bylaws require shareholders to give the Company advance notice of any proposal or director nomination to be submitted at an annual meeting of shareholders. A copy of the relevant provisions of the bylaws will be provided to any shareholder upon written request to 5445 NE Dawson Creek Drive, Hillsboro, Oregon, Attention: Annette M. Mulee, Corporate Secretary. The bylaws prescribe the information to be contained in any such notice. To be timely, a shareholder's notice must be delivered to or mailed and received by the Secretary not less than 50 days nor more than 75 days prior to the annual meeting, provided, however, that if less than 65 days' notice or prior public disclosure of the date of the meeting is given to shareholders, notice by the shareholder, to be timely, must be received by the Secretary not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the meeting was mailed or public disclosure was made. The Company's 2001 annual meeting of shareholders is expected to be held on May 15, 2001. Any notice relating to a shareholder proposal for the 2001 annual meeting, to be timely, must be received by the Company between March 1, 2001 and March 26, 2001. Shareholders wishing to submit proposals for inclusion in the Company's proxy statement for the 2001 annual meeting of shareholders must submit the proposals for receipt by the Company not later than December 16, 2000.

                            DISCRETIONARY AUTHORITY

    Although the Notice of the Annual Meeting of Shareholders provides for transaction of any other business that properly comes before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than the matters described in this proxy statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are presented.

    For this year's annual meeting of shareholders, if notice of a shareholder proposal to be raised at the annual meeting of shareholders is received at the principal executive offices of the Company after March 27, 2000 or before March 2, 2000, proxy voting on that proposal when and if raised at the annual meeting will be subject to the discretionary voting authority of the designated proxy holders. For the 2001 annual meeting of shareholders, if notice of a shareholder proposal to be raised at the meeting is received at the principal executive offices of the Company after March 26, 2001 or before March 1, 2001, proxy voting on that proposal when and if raised at the annual meeting will be subject to the discretionary voting authority of the designated proxy holders.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                          By Order of the Board of Directors,

                                          Annette M. Mulee

                                          CORPORATE SECRETARY

April 14, 2000

Hillsboro, Oregon

                                                                      APPENDIX A


                              RADISYS CORPORATION
                          1995 STOCK INCENTIVE PLAN**
            (As Amended Through -- February 25 --++ May 16 ++, 2000)


    1. PURPOSE. The purpose of this Stock Incentive Plan (the "Plan") is to enable RadiSys Corporation (the "Company") to attract and retain the services of
(1) selected employees, officers and directors of the Company or of any subsidiary of the Company and (2) selected nonemployee agents, consultants, advisors, persons involved in the sale or distribution of the Company's products and independent contractors of the Company or any subsidiary.

    2. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided below and in paragraph 13, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall not exceed -- 4,125,000* --++ 5,425,000* ++ shares. The shares issued under the Plan may be authorized and unissued shares or reacquired shares. If an option, stock appreciation right or performance unit granted under the Plan expires, terminates or is canceled, the unissued shares subject to such option, stock appreciation right or performance unit shall again be available under the Plan. If shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

    3.  EFFECTIVE DATE AND DURATION OF PLAN.

        (a) EFFECTIVE DATE. The Plan shall become effective as of August 7, 1995. No option, stock appreciation right or performance unit granted under the Plan to an officer who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (an "Officer") or a director, and no incentive stock option, shall become exercisable, however, until the Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented at a shareholders meeting at which a quorum is present and any such awards under the Plan prior to such approval shall be conditioned on and subject to such approval. Subject to this limitation, options, stock appreciation rights and performance units may be granted and shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

        (b) DURATION. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, performance units and shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding options, any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

    4.  ADMINISTRATION.

        (a) BOARD OF DIRECTORS. The Plan shall be administered by the Board of Directors of the Company, which shall determine and designate from time to time the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate

------------------------

* Adjusted to reflect a 3-for-2 stock split of the shares of Common Stock, without par value, of the Company, effected in the form of a 50% share dividend in accordance with ORS 60.154, declared by the Board of Directors on October 19, 1999, and paid on November 29, 1999 to shareholders of record at the close of business on November 8, 1999.

** Text between double negative signs is to be deleted; text between double positive signs is new.

    any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

        (b) COMMITTEE. The Board of Directors may delegate to a committee of the Board of Directors or specified officers of the Company, or both (the "Committee") any or all authority for administration of the Plan. If authority is delegated to a Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee except (i) as otherwise provided by the Board of Directors, (ii) that only the Board of Directors may amend or terminate the Plan as provided in paragraphs 3 and 15 and (iii) that a Committee including officers of the Company shall not be permitted to grant options to persons who are officers of the Company. If awards are to be made under the Plan to Officers or directors, authority for selection of Officers and directors for participation and decisions concerning the timing, pricing and amount of a grant or award, if not determined under a formula meeting the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, shall be delegated to a committee consisting of two or more disinterested directors.

    5. TYPES OF AWARDS; ELIGIBILITY. The Board of Directors may, from time to time, take the following action, separately or in combination, under the Plan:
(i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as provided in paragraphs
6(a) and 6(b); (ii) grant options other than Incentive Stock Options ("Non-Statutory Stock Options") as provided in paragraphs 6(a) and 6(c); (iii) award stock bonuses as provided in paragraph 7; (iv) sell shares subject to restrictions as provided in paragraph 8; (v) grant stock appreciation rights as provided in paragraph 9; (vi) grant cash bonus rights as provided in paragraph 10; (vii) grant performance units as provided in paragraph 11 and (viii) grant foreign qualified awards as provided in paragraph 12. Any such awards may be made to employees, including employees who are officers or directors, and to other individuals described in paragraph 1 who the Board of Directors believes have made or will make an important contribution to the Company or any subsidiary of the Company; provided, however, that only employees of the Company ++ or any subsidiary ++ shall be eligible to receive Incentive Stock Options under the Plan. The Board of Directors shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. At the discretion of the Board of Directors, an individual may be given an election to surrender an award in exchange for the grant of a new award; ++ provided, however, that, notwithstanding anything to the contrary contained herein, in no event shall any option or stock appreciation right granted under the Plan be repriced, replaced or regranted through the cancellation and reissuance thereof at a lower exercise price, or by lowering the exercise price of a previously granted option or stock appreciation right, without the prior approval of the shareholders of the Company. ++ No employee may be granted options or stock appreciation rights under the Plan for more than an aggregate of 450,000 shares of Common Stock in connection with the hiring of the employee or 100,000 shares of Common Stock in any calendar year otherwise.

    6.  OPTION GRANTS.

        (a)  GENERAL RULES RELATING TO OPTIONS.

           (i) TERMS OF GRANT. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option. At the time of the grant of an option or at any time thereafter, the Board of Directors may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

           (ii)  EXERCISE OF OPTIONS.  Except as provided in paragraph
       6(a)(iv) or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of such exercise the optionee is employed by or in the service of the Company or any subsidiary of the Company and shall have been so employed or provided such service continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Board of Directors shall not, however, be deemed an interruption of employment or service for this purpose. Unless otherwise determined by the Board of Directors, vesting of options shall not continue during an absence on leave (including an extended illness) or on account of disability. Except as provided in paragraphs 6(a)(iv) and 13, options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Board of Directors, provided that options shall not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if the optionee does not exercise an option in any one year with respect to the full number of shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option. Unless otherwise determined by the Board of Directors, if an Officer exercises an option within six months of the grant of the option, the shares acquired upon exercise of the option may not be sold until six months after the date of grant of the option.

           (iii) NONTRANSFERABILITY. Each Incentive Stock Option and, unless otherwise determined by the Board of Directors with respect to an option granted to a person who is neither an Officer nor a director of the Company, each other option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death, and shall be exercisable during the optionee's lifetime only by the optionee.

           (iv)  TERMINATION OF EMPLOYMENT OR SERVICE.

               (A) GENERAL RULE. Unless otherwise determined by the Board of Directors, in the event the employment or service of the optionee with the Company or a subsidiary terminates for any reason other than because of physical disability or death as provided in subparagraphs 6(a)(iv)(B) and (C), the option may be exercised at any time prior to the expiration date of the option or the expiration of 30 days after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

               (B) TERMINATION BECAUSE OF TOTAL DISABILITY. Unless otherwise determined by the Board of Directors, in the event of the termination of employment or service because of total disability, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination. The term "total disability" means a medically determinable mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee, director, officer or consultant of the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Company.

               (C) TERMINATION BECAUSE OF DEATH. Unless otherwise determined by the Board of Directors, in the event of the death of an optionee while employed by or providing service to the Company or a subsidiary, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom such optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

               (D) AMENDMENT OF EXERCISE PERIOD APPLICABLE TO TERMINATION. The Board of Directors, at the time of grant or, with respect to an option that is not an Incentive Stock Option, at any time thereafter, may extend the 30-day and 12-month exercise periods any length of time not longer than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Board of Directors may determine.

               (E) FAILURE TO EXERCISE OPTION. To the extent that the option of any deceased optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to such option shall cease and terminate.

           (v) PURCHASE OF SHARES. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the optionee of the optionee's intention to exercise, specifying the number of shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction, and if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee's present intention to acquire the shares for investment and not with a view to distribution. Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option, the optionee must have paid the Company the full purchase price of such shares in cash (including, with the consent of the Board of Directors, cash that may be the proceeds of a loan from the Company (provided that, with respect to an Incentive Stock Option, such loan is approved at the time of option grant)) or, with the consent of the Board of Directors (which, in the case of an Incentive Stock Option, shall be given only at the time of option grant), in whole or in part, in Common Stock of the Company valued at fair market value**, restricted stock, performance units or other contingent awards denominated in either stock or cash, promissory notes and other forms of consideration. The fair market value of Common Stock provided in payment of the purchase price shall be determined by the Board of Directors. If the Common Stock of the Company is not publicly traded on the date the option is exercised, the Board of Directors may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. If the Common Stock of the Company is publicly traded on the date the option is exercised, the fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock as reported in THE WALL STREET JOURNAL on the last trading day preceding the date the option is exercised, or such other reported value of the Common Stock as shall be specified by the Board of Directors. No shares shall be issued until full payment for the shares has been made. With the consent of the Board of Directors (which, in the case of an Incentive Stock Option, shall be given only at the time of option grant), an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a

------------------------

** The Board of Directors has consented to the use of Common Stock in payment of the purchase price, at a fair market value equal to the closing price of the Common Stock as reported in THE WALL STREET JOURNAL on the last trading day preceding the date the option is exercised.

       stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option. Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors (which in the case of an Incentive Stock Option, shall be given only at the time of option grant), an optionee may satisfy this obligation, in whole or in part, by having the Company withhold from the shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering to the Company Common Stock to satisfy the withholding amount. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option.

        (b) INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be subject to the following additional terms and conditions:

           (i) LIMITATION ON AMOUNT OF GRANTS. No employee may be granted Incentive Stock Options under the Plan if the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year under the Plan and under all incentive stock option plans (within the meaning of Section 422 of the Code) of the Company or any parent or subsidiary of the Company exceeds $100,000.

           (ii) LIMITATIONS ON GRANTS TO 10 PERCENT SHAREHOLDERS. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company only if the option price is at least 110 percent of the fair market value, as described in paragraph 6(b)(iv), of the Common Stock subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

           (iii) DURATION OF OPTIONS. Subject to paragraphs 6(a)(ii) and 6(b)(ii), Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

           (iv) OPTION PRICE. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in paragraph 6(b)(ii), the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be determined by the Board of Directors. If the Common Stock of the Company is not publicly traded on the date the option is granted, the Board of Directors may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. If the Common Stock of the Company is publicly traded on the date the option is exercised, the fair market value shall be deemed to be the closing price of the Common Stock as reported in THE WALL STREET JOURNAL on the day preceding the date the option is granted, or, if there has been no sale on that date, on the last preceding date on which a sale occurred or such other value of the Common Stock as shall be specified by the Board of Directors.

           (v) LIMITATION ON TIME OF GRANT. No Incentive Stock Option shall be granted on or after the tenth anniversary of the effective date of the Plan.

           (vi) CONVERSION OF INCENTIVE STOCK OPTIONS. The Board of Directors may at any time without the consent of the optionee convert an Incentive Stock Option to a Non-Statutory Stock Option.

        (c) NON-STATUTORY STOCK OPTIONS. Non-Statutory Stock Options shall be subject to the following terms and conditions in addition to those set forth in paragraph 6(a) above:

           (i) OPTION PRICE. The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant and may be any amount determined by the Board of Directors.

           (ii) DURATION OF OPTIONS. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

    7. STOCK BONUSES. The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with such other restrictions as may be determined by the Board of Directors. If shares are subject to forfeiture, all dividends or other distributions paid by the Company with respect to the shares shall be retained by the Company until the shares are no longer subject to forfeiture, at which time all accumulated amounts shall be paid to the recipient. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors. Unless otherwise determined by the Board of Directors, shares awarded as a stock bonus to an Officer may not be sold until six months after the date of the award. The Company may require any recipient of a stock bonus to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors, a recipient may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

    8. RESTRICTED STOCK. The Board of Directors may issue shares under the Plan for such consideration (including promissory notes and services) as determined by the Board of Directors. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Board of Directors. If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares shall be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Common Stock issued pursuant to this paragraph 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors. Unless otherwise determined by the Board of Directors, shares issued under this paragraph 8 to an Officer may not be sold until six months after the shares are issued. The Company may require any purchaser of restricted stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

    9.  STOCK APPRECIATION RIGHTS.

        (a) GRANT. Stock appreciation rights may be granted under the Plan by the Board of Directors, subject to such rules, terms, and conditions as the Board of Directors prescribes.

        (b)  EXERCISE.

           (i) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the option price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of a stock appreciation right may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Board of Directors.

           (ii) A stock appreciation right shall be exercisable only at the time or times established by the Board of Directors. If a stock appreciation right is granted in connection with an option, the following rules shall apply: (1) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (2) the stock appreciation rights shall be exercisable only when the fair market value of the stock exceeds the option price of the related option; (3) the stock appreciation right shall be for no more than 100 percent of the excess of the fair market value of the stock at the time of exercise over the option price; (4) upon exercise of the stock appreciation right, the option or portion thereof to which the stock appreciation right relates terminates; and (5) upon exercise of the option, the related stock appreciation right or portion thereof terminates. Unless otherwise determined by the Board of Directors, no stock appreciation right granted to an Officer or director may be exercised during the first six months following the date it is granted.

          (iii) The Board of Directors may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted prior to adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

           (iv) For purposes of this paragraph 9, the fair market value of the Common Stock shall be determined as of the date the stock appreciation right is exercised, under the methods set forth in paragraph 6(b)(iv).

           (v) No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Board of Directors shall determine, the number of shares may be rounded downward to the next whole share.

           (vi) Each stock appreciation right granted in connection with an Incentive Stock Option, and unless otherwise determined by the Board of Directors with respect to a stock appreciation right granted to a person who is neither an Officer nor a director of the Company, each other stock appreciation right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death, and each stock appreciation right by its terms shall be exercisable during the holder's lifetime only by the holder.

          (vii) Each participant who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant including salary, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount.

         (viii) Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. Cash payments of stock appreciation rights shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

    10.  CASH BONUS RIGHTS.

        (a) GRANT. The Board of Directors may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted,
    (ii) stock appreciation rights granted or previously granted, (iii) stock bonuses awarded or previously awarded and (iv) shares sold or previously sold under the Plan. Cash bonus rights will be subject to rules, terms and conditions as the Board of Directors may prescribe. Unless otherwise determined by the Board of Directors with respect to a cash bonus right granted to a person who is neither an Officer nor a director of the Company, each cash bonus right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death. The payment of a cash bonus shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

        (b) CASH BONUS RIGHTS IN CONNECTION WITH OPTIONS. A cash bonus right granted in connection with an option will entitle an optionee to a cash bonus when the related option is exercised (or terminates in connection with the exercise of a stock appreciation right related to the option) in whole or in part if, in the sole discretion of the Board of Directors, the bonus right will result in a tax deduction that the Company has sufficient taxable income to use. If an optionee purchases shares upon exercise of an option and does not exercise a related stock appreciation right, the amount of the bonus, if any, shall be determined by multiplying the excess of the total fair market value of the shares to be acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. If the optionee exercises a related stock appreciation right in connection with the termination of an option, the amount of the bonus, if any, shall be determined by multiplying the total fair market value of the shares and cash received pursuant to the exercise of the stock appreciation right by the applicable bonus percentage. The bonus percentage applicable to a bonus right, including a previously granted bonus right, may be changed from time to time at the sole discretion of the Board of Directors but shall in no event exceed 75 percent.

        (c) CASH BONUS RIGHTS IN CONNECTION WITH STOCK BONUS. A cash bonus right granted in connection with a stock bonus will entitle the recipient to a cash bonus payable when the stock bonus is awarded or restrictions, if any, to which the stock is subject lapse. If bonus stock awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the cash bonus right granted in connection with the stock bonus shall terminate and may not be exercised. The amount and timing of payment of a cash bonus shall be determined by the Board of Directors.

        (d) CASH BONUS RIGHTS IN CONNECTION WITH STOCK PURCHASES. A cash bonus right granted in connection with the purchase of stock pursuant to paragraph 8 will entitle the recipient to a cash bonus when the shares are purchased or restrictions, if any, to which the stock is subject lapse. Any cash bonus right granted in connection with shares purchased pursuant to paragraph 8 shall terminate and may not be exercised in the event the shares are repurchased by the Company or forfeited by the holder pursuant to applicable restrictions. The amount of any cash bonus to be awarded and timing of payment of a cash bonus shall be determined by the Board of Directors.

        (e) TAXES. The Company shall withhold from any cash bonus paid pursuant to paragraph 10 the amount necessary to satisfy any applicable federal, state and local withholding requirements.

    11. PERFORMANCE UNITS. The Board of Directors may grant performance units consisting of monetary units which may be earned in whole or in part if the Company achieves certain goals established by the Board of Directors over a designated period of time, but not in any event more than 10 years. The goals established by the Board of Directors may include earnings per share, return on shareholders' equity, return on invested capital, and such other goals as may be established by the Board of Directors. In the event that the minimum performance goal established by the Board of Directors is not achieved at the conclusion of a period, no payment shall be made to the participants. In the event the maximum corporate goal is achieved, 100 percent of the monetary value of the performance units shall be paid to or vested in the participants. Partial achievement of the maximum goal may result in a payment or vesting corresponding to the degree of achievement as determined by the Board of Directors. Payment of an award earned may be in cash or in Common Stock or in a combination of both, and may be made when earned, or vested and deferred, as the Board of Directors determines. Deferred awards shall earn interest on the terms and at a rate determined by the Board of Directors. Unless otherwise determined by the Board of Directors with respect to a performance unit granted to a person who is neither an Officer nor a director of the Company, each performance unit granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death. Each participant who has been awarded a performance unit shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount. The payment of a performance unit in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. The number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award.

    12. FOREIGN QUALIFIED GRANTS. Awards under the Plan may be granted to such officers and employees of the Company and its subsidiaries and such other persons described in paragraph 1 residing in foreign jurisdictions as the Board of Directors may determine from time to time. The Board of Directors may adopt such supplements to the Plan as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement with terms which are more beneficial to the participants than the terms permitted by the Plan.

    13.  CHANGES IN CAPITAL STRUCTURE.

        (a) STOCK SPLITS; STOCK DIVIDENDS. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares or dividend payable in shares, recapitalization or reclassification appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for grants under the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that the optionee's proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive.

        (b) MERGERS, REORGANIZATIONS, ETC. In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party or a sale of all or substantially all of the Company's assets (each, a "Transaction"), the Board of Directors shall, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding options under the Plan:

           (i) Outstanding options shall remain in effect in accordance with their terms.

           (ii) Outstanding options shall be converted into options to purchase stock in the corporation that is the surviving or acquiring corporation in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be issued to holders of shares of the Company. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied.

          (iii) The Board of Directors shall provide a 30-day period prior to the consummation of the Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration of such 30-day period, all unexercised options shall immediately terminate. The Board of Directors may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during such 30-day period.

        (c) DISSOLUTION OF THE COMPANY. In the event of the dissolution of the Company, options shall be treated in accordance with paragraph 13(b)(iii).

        (d) RIGHTS ISSUED BY ANOTHER CORPORATION. The Board of Directors may also grant options, stock appreciation rights, performance units, stock bonuses and cash bonuses and issue restricted stock under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, stock bonuses, cash bonuses, restricted stock and performance units granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a Transaction.

    14. AMENDMENT OF PLAN. The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason, except that without the approval of the shareholders of the Company, the Board of Directors may not increase the number of shares authorized to be issued under paragraph 2 of the Plan (except for adjustments permitted under paragraph 13(a) of the Plan). Except as provided in paragraphs 6(a)(iv), 9, 10 and 13, however, no change in an award already granted shall be made without the written consent of the holder of such award.

    15. APPROVALS. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company's shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate applicable state or federal securities laws.

    16. EMPLOYMENT AND SERVICE RIGHTS. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary by whom such employee is employed to terminate such employee's employment at any time, for any reason, with or without cause, or to decrease such employee's compensation or benefits, or (ii) confer upon any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company.

    17. RIGHTS AS A SHAREHOLDER. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Common Stock until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

    18.  OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

        (a) INITIAL BOARD GRANTS. Each person who becomes a Non-Employee Director after the Plan is adopted shall be automatically granted an option to purchase 15,000 shares of Common Stock when he or she becomes a Non-Employee Director, so long as such person has not previously served as a director of the Company. A "Non-Employee Director" is a director who is not an employee of the Company or any of its subsidiaries, but does not include such a director whose employer prohibits such director from receiving any grant of an option to purchase shares of Common Stock of the Company.

        (b) ADDITIONAL GRANTS. Each Non-Employee Director shall be automatically granted an option to purchase additional shares of Common Stock in each calendar year subsequent to the year in which such Non-Employee Director was granted an option pursuant to paragraph 18(a), such option to be granted as of the date of the Company's annual meeting of shareholders held in such calendar year, provided that the Non-Employee Director continues to serve in such capacity as of such date. The number of shares subject to each additional grant shall be 5,000 shares for each Non-Employee Director.

        (c) EXERCISE PRICE. The exercise price of all options granted pursuant to this paragraph 18 shall be equal to 100 percent of the fair market value of the Common Stock determined pursuant to paragraph 6(b)(iv).

        (d) TERM OF OPTION. The term of each option granted pursuant to this paragraph 18 shall be 10 years from the date of grant.

        (e) EXERCISABILITY. Until an option expires or is terminated and except as provided in paragraphs 18(g) and 13, an option granted under this paragraph 18 shall be exercisable in full on the date one year following the grant of the option.

        (f) TERMINATION AS A DIRECTOR. If an optionee ceases to be a director of the Company for any reason, including death, the option may be exercised at any time prior to the expiration date of the option or the expiration of 30 days (or 12 months in the event of death) after the last day the optionee served as a director, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option as of the last day the optionee served as a director.

        (g) NONTRANSFERABILITY. Each option by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death, and each option by its terms shall be exercisable during the optionee's lifetime only by the optionee.

        (h) EXERCISE OF OPTIONS. Options may be exercised upon payment of cash or shares of Common Stock of the Company in accordance with paragraph 6(a)(v).

Adopted: August 7, 1995.

Amended: May 20, 1997 (to increase shares in paragraph 2 to 1,500,000).

Amended: May 18, 1999 (to increase shares in paragraph 2 to 2,250,000 and to increase individual limits in paragraph 5 to 450,000 and 100,000 shares).

Amended: August 12, 1999 (to increase shares in paragraph 2 to 2,750,000).

Amended: February 25, 2000 (amendments to paragraphs 6(a)(iii), 6(a)(v) and 14).

++ Amended: May 16, 2000 (to increase shares in paragraph 2 to 5,425,000 and to make certain other changes to paragraph 5). ++

                                                                      APPENDIX B


                              RADISYS CORPORATION
                      1996 EMPLOYEE STOCK PURCHASE PLAN**
           (As Amended through -- February 25 -- ++ May 16 ++, 2000)


I.  PURPOSE OF PLAN

    As a means by which Employees may share in the Company's growth and success, RadiSys Corporation (the "Company") believes that ownership of shares of its Common Stock by its Employees is desirable. To this end, and as an incentive to better performance and improved profits, the Company has established the RadiSys Corporation 1996 Employee Stock Purchase Plan (the "Plan").

    The Company intends that the Plan will constitute an "employee stock purchase plan" within the meaning of Section 423 of the Code.

II.  DEFINITIONS

    Terms that are capitalized within this document shall have the meanings as set forth in Exhibit A, unless otherwise specified within the text.

III.  EMPLOYEE PARTICIPATION

    PARTICIPATION

    Subject to the provisions of this Section III, an Employee may elect to participate in the Plan effective as of any Enrollment Date by completing and filing a Payroll Deduction Authorization Form as provided in Section IV. As of each Enrollment Date, the Company hereby grants a right to purchase Shares under the terms of the Plan to each eligible Employee who has elected to participate in the Offering commencing on that Enrollment Date.

    REQUIREMENTS FOR PARTICIPATION

    A person shall become eligible to participate in the Plan on the first Enrollment Date on which that person meets the following requirements:

a)  The person is an Employee, and

b) The person's customary period of Employment is more than twenty (20) hours per week.

    Any eligible Employee may enroll in the Plan as of the Enrollment Date of any Offering by filing timely written notice of such participation, subject to the following provisions:

 (i) In order to enroll in the Plan initially, an eligible Employee must complete, sign and submit to the Company the following forms:

    (A) PAYROLL DEDUCTION AUTHORIZATION FORM Must be received by the Company at least fifteen (15) days prior to the Enrollment Date of an Offering to be effective for that Offering.

    (B) ESPP NEW ACCOUNT FORM This form must accompany the Payroll Deduction Authorization Form submitted for enrollment in the Plan. An ESPP New Account Form must be received by the Company at least fifteen (15) days prior to the Enrollment Date of an Offering to be effective for that Offering.

 (ii) A Participant in an ongoing Offering may elect as of any Enrollment Date to enroll in the new Offering commencing on that Enrollment Date by filing a Payroll Deduction Authorization Form

------------------------

** Text between double negative signs is to be deleted; text between double positive signs is new.

      making such election prior to 4:00 p.m. Pacific Time on the Enrollment Date. An election by a current Participant to enroll in a new Offering shall constitute a withdrawal, effective as of such Enrollment Date, from the ongoing Offering and simultaneous reenrollment in the new Offering. A reenrollment shall not affect the purchase of Shares under the ongoing Offering occurring on the Purchase Date immediately preceding the Enrollment Date. A Participant may make an ongoing election to reenroll on any Enrollment Date as of which the fair market value of the Shares for purposes of Section VI is less than it was as of the Enrollment Date for the Offering in which the Participant is currently participating. Unless otherwise specified by the Participant, any such ongoing reenrollment election shall be subject to revocation; provided, however, that to be effective to prevent reenrollment on any Enrollment Date, such revocation must be received by the Company prior to 4:00 p.m. Pacific Time on the Enrollment Date.

(iii) Absent withdrawal from the Plan pursuant to Section VII, a Participant will automatically be re-enrolled in the Offering commencing on the Enrollment Date immediately following the expiration of the Offering of which that person is then a Participant.

    A Participant shall become ineligible to participate in the Plan and shall cease to be a Participant when the Participant ceases to meet the eligibility requirements as defined above.

    LIMITATIONS ON PARTICIPATION

    No Employee may obtain a right to purchase Shares under the Plan if, immediately after the right is granted, the Employee owns or is deemed to own Shares possessing five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or any parent or subsidiary of the Company. For purposes of determining share ownership, the rules of Section 424(d) of the Code shall apply and Shares that the Employee may purchase under any options or rights to purchase, whether or not Vested, shall be treated as Shares owned by the Employee.

    No Employee may obtain a right to purchase Shares under the Plan that permits the Employee's rights to purchase Shares under the Plan and any other employee stock purchase plan within the meaning of Section 423 of the Code of the Company or any parent or subsidiary of the Company to accrue at a rate which exceeds $25,000 in fair market value of Shares (determined as of the Enrollment
Date) for each calendar year of the Offering. This section shall be interpreted to permit an Employee to purchase the maximum number of Shares permitted under
Section 423(b)(8) of the Code and regulations and interpretations adopted thereunder.

    The maximum number of Shares that an Employee may purchase in an Offering shall not exceed 10,000 shares, no more than one-third of which may be purchased on any Purchase Date with respect to that Offering.

    VOLUNTARY PARTICIPATION

    Participation in the Plan shall be strictly voluntary.

IV.  PAYROLL DEDUCTIONS

    PAYROLL DEDUCTION AUTHORIZATION

    An Employee may contribute to the Plan only by means of payroll deductions. A Payroll Deduction Authorization Form must be filed with the Company's stock administrator at least fifteen (15) days prior to the Enrollment Date as of which the payroll deductions are to take effect.

    AMOUNT OF DEDUCTIONS

    A Participant may specify that the person desires to make contributions to the Plan at a rate not less than 1% and not more than 10% of the Compensation paid to the Participant during each pay period in the Offering, or other such minimum or maximum percentages as the Plan Administrator shall establish from time to time. Such specification shall apply during any period of continuous participation in the Plan, unless otherwise modified or terminated as provided in this Section IV or as otherwise provided in the Plan. If a payroll deduction cannot be made in whole or in part because the Participant's pay for the period in question is insufficient to fund the deduction after having first withheld all other amounts deductible from that person's pay, the amount that was not withheld cannot be made up by the Participant nor will it be withheld from subsequent pay checks.

    COMMENCEMENT OF DEDUCTIONS

    Payroll deductions for a Participant shall commence on the Enrollment Date of the Offering for which that person's Payroll Deduction Authorization Form is effective and shall continue indefinitely, unless modified or terminated as provided in this Section IV or as otherwise provided in the Plan.

    ACCOUNTS

    All payroll deductions made for a Participant shall be credited to his or her Account under the Plan. Following each Purchase Date, the Plan Administrator shall promptly deliver a report to each Participant setting forth the aggregate payroll deductions credited to such Participant's Account during the preceding six months and the number of Shares purchased and delivered to the Custodian for deposit into the Participant's Custodial Account.

    MODIFICATION OF AUTHORIZED DEDUCTIONS

    A Participant may, prior to the commencement of each Offering in which that person will be a Participant, and not more than three times during each Offering, increase or decrease the amount of that person's payroll deduction effective for all applicable payroll periods, by completing an amended Payroll Deduction Authorization Form and filing it with the Company's stock administrator in accordance with this Section IV.

    A Participant may at any time discontinue the Participant's payroll deductions, without withdrawing from the Plan, by completing an amended Payroll Deduction Authorization Form and filing it with the Company's stock administrator. Previous payroll deductions will then be retained in the Participant's Account for application to purchase Shares on the next Purchase Date, after which the Participant's participation in the Offering and in the Plan will terminate unless the participant has timely filed another Payroll Deduction Authorization Form to resume payroll deductions.

    For purposes of the above, an amended Payroll Deduction Authorization form shall be effective for a specific pay period when filed 15 days prior to the last day of such payroll period.

V.  CUSTODY OF SHARES

    DELIVERY AND CUSTODY OF SHARES

    Shares purchased pursuant to the Plan shall be delivered to and held by the Custodian.

    CUSTODIAL ACCOUNT

    As soon as practicable after each Purchase Date, the Company shall deliver to the Custodian the full Shares purchased for each Participant's Account. The Shares will be held in a Custodial Account specifically established for this purpose. An Employee must open a Custodial Account with the Custodian in order to be eligible to purchase Shares under the Plan. In order to open a Custodial Account, the Participant must complete an ESPP New Account Form and file it with the stock administrator no later than fifteen (15) days prior to the Enrollment Date of the Offering as of which the enrollment is to take effect; provided, however, that an ESPP New Account Form that effects a change in the status of the Custodial Account may be filed at any time during participation in the Plan.

    TRANSFER OF SHARES

    Upon receipt of appropriate instructions from a Participant on forms provided for that purpose, the Custodian will transfer into the Participant's own name all or part of the Shares held in the Participant's Custodial Account and deliver such Shares to the Participant.

    STATEMENTS

    The Custodian will deliver to each Participant a semi-annual statement showing the activity of the Participant's Custodial Account and the balance as to both Shares and cash. Participants will be furnished such other reports and statements, and at such intervals, as the Custodian and Plan Administrator shall determine from time to time.

VI.  PURCHASE OF SHARES

    PURCHASE OF SHARES

    Subject to the limitations of Section VII, on each Purchase Date in an Offering, the Company shall apply the amount credited to each Participant's Account to the purchase of as many full Shares that may be purchased with such amount at the price set forth in this Section VI, and shall promptly deliver such Shares to the Custodian for deposit into the Participant's Custodial Account. Payment for Shares purchased under the Plan will be made only through payroll withholding deductions in accordance with Section IV.

    PRICE

    The price of Shares to be purchased on any Purchase Date shall be the lower of:

        (a) Eighty-five percent (85%) of the fair market value of the Shares on the Enrollment Date of the Offering; or

        (b) Eighty-five percent (85%) of the fair market value of the Shares on the Purchase Date.

    FAIR MARKET VALUE

    The fair market value of the Shares on any date shall be equal to the closing trade price of such shares on the Valuation Date, as reported on the NASDAQ National Market System or such other quotation system that supersedes it.

    UNUSED CONTRIBUTIONS

    Any amount credited to a Participant's Account and remaining therein immediately after a Purchase Date because it was less than the amount required to purchase a full Share shall be carried forward in such Participant's Account for application on the next succeeding Purchase Date.

VII.  TERMINATION AND WITHDRAWAL

    TERMINATION OF EMPLOYMENT

    Upon termination of a Participant's Employment for any reason other than death, the payroll deductions credited to such Participant's Account shall be returned to the Participant. A Participant shall have no right to accrue Shares upon termination of the person's Employment.

    TERMINATION UPON DEATH

    Upon termination of the Participant's Employment because of that person's death, the payroll deductions credited to that person's Account shall be used to purchase Shares as provided in Section VI on the next Purchase Date. Any Shares purchased and any remaining balance shall be transferred to the deceased Participant's Beneficiary, or if none, to that person's estate.

    DESIGNATION OF BENEFICIARY

    Each Participant may designate, revoke, and redesignate Beneficiaries. All changes to designation of Beneficiary shall be in writing and will be effective upon delivery to the Plan Administrator.

    WITHDRAWAL

    A Participant may withdraw the entire amount credited to that individual's Account under the Plan and thereby terminate participation in the current Offering at any time by giving written notice to the Company, but in no case may a Participant withdraw accounts within the 15 days immediately preceding a Purchase Date for the Offering. Any amount withdrawn shall be paid to the Participant promptly after receipt of proper notice of withdrawal and no further payroll deductions shall be made from the person's Compensation unless a Payroll Deduction Authorization Form directing further deductions is or has been submitted.

    STATUS OF CUSTODIAL ACCOUNT

    Upon termination of a Participant's Employment for any reason other than death, the Participant may,

    (a) Elect to retain with the Custodian the Shares held in the Participant's Custodial Account. The Participant will bear the cost of any annual fees resulting from maintaining such an account.

    (b) Request issuance of the Shares held in the Participant's Custodial Account by submitting to the Custodian the appropriate forms provided for that purpose.

    Upon termination of a Participant's Employment as a result of death, any Shares held by the Custodian for the Participant's Account shall be transferred to the person(s) entitled thereto under the laws of the state of domicile of the Participant upon a proper showing of authority.

VIII.  SHARES PURCHASED UNDER THE PLAN

    SOURCE AND LIMITATION OF SHARES

    The Company has reserved for sale under the Plan -- 750,000* -- ++ 1,250,000* ++ shares of common stock, subject to adjustment upon changes in capitalization of the Company as provided in Section X. Shares sold under the Plan may be newly issued Shares or Shares reacquired in private

------------------------

* Adjusted to reflect a 3-for-2 stock split of the shares of Common Stock, without par value, of the Company, effected in the form of a 50% share dividend in accordance with ORS 60.154, declared by the Board of Directors on October 19, 1999, and paid on November 29, 1999 to shareholders of record at the close of business on November 8, 1999.

transactions or open market purchases, but all Shares sold under the Plan regardless of source shall be counted against the -- 750,000* -- ++ 1,250,000* ++ Share limitation.

    If there is an insufficient number of Shares to permit the full exercise of all existing rights to purchase Shares, or if the legal obligations of the Company prohibit the issuance of all Shares purchasable upon the full exercise of such rights, the Plan Administrator shall make a pro rata allocation of the Shares remaining available in as nearly a uniform and equitable manner as possible, based pro rata on the aggregate amounts then credited to each Participant's Account. In such event, payroll deductions to be made shall be reduced accordingly and the Plan Administrator shall give written notice of such reduction to each Participant affected thereby. Any amount remaining in a Participant's Account immediately after all available Shares have been purchased will be promptly remitted to such Participant. Determination by the Plan Administrator in this regard shall be final, binding and conclusive on all persons. No deductions shall be permitted under the Plan at any time when no Shares are available.

    DELIVERY OF SHARES

    As promptly as practicable after each Purchase Date, the Company shall deliver to the Custodian the full Shares purchased for each Participant's Account.

    INTEREST IN SHARES

    The rights to purchase Shares granted pursuant to this Plan will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Plan Administrator from time to time. The Participant shall have no interest in Shares purchasable under the Plan until payment for the Shares has been completed at the close of business on the relevant Purchase Date. The Plan provides only an unfunded, unsecured promise by the Company to pay money or property in the future. Except with respect to the Shares purchased on a Purchase Date, an Employee choosing to participate in the Plan shall have no greater rights than an unsecured creditor of the Company. After the purchase of Shares, the Participant shall be entitled to all rights of a stockholder of the Company.

IX.  ADMINISTRATION

    PLAN ADMINISTRATOR

    At the discretion of the Board of Directors, the Plan shall be administered by the Board of Directors or by a Committee appointed by the Board of Directors. Each member of the Committee shall be either a director, an officer or an Employee of the Company. Each member shall serve for a term commencing on a date specified by the Board of Directors and continuing until that person dies, resigns or is removed by the Board of Directors.

    POWERS

    The Plan Administrator shall be vested with full authority to make, administer and interpret the rules and regulations as it deems necessary to administer the Plan. Any determination, decision or act of the Plan Administrator with respect to any action in connection with the construction, interpretation, administration or application of the Plan shall be final, binding and conclusive upon all Participants and any and all other persons claiming under or through any Participant. The provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code.

X.  CHANGES IN CAPITALIZATION, MERGER, ETC.

    RIGHTS OF THE COMPANY

    The grant of a right to purchase Shares pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or other changes in its capital or business structure or to merge, consolidate or dissolve, liquidate or transfer all or any part of its divisions, subsidiaries, business or assets.

    RECAPITALIZATION

    Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section VIII and the price per Share shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend or any other increase or decrease in the number of such Shares effected without receipt or payment of consideration by the Company.

    CONSOLIDATION OR MERGER

    In the event of the consolidation or merger of the Company with or into any other business entity, or sale by the Company of substantially all of its assets, the successor may at its discretion continue the Plan by adopting the same by resolution of its Board of Directors or agreement of its partners or proprietors. If, within 90 days after the effective date of a consolidation, merger, or sale of assets, the successor corporation, partnership or proprietorship does not adopt the Plan, the Plan shall be terminated in accordance with Section XIII.

XI.  TERMINATION OF EMPLOYMENT

    VACATION, LEAVE OR LAYOFF

    A person's Employment shall not terminate on account of an authorized leave of absence, sick leave or vacation, or on account of a military leave described in this Section XI, or a direct transfer between Employers, provided such leave does not exceed 90 days or, if longer, so long as the person's right to reemployment is guaranteed by statute or by contract. Failure to return to work upon expiration of any leave of absence, sick leave or vacation shall be considered a resignation effective as of the expiration of such leave of absence, sick leave or vacation.

    MILITARY LEAVE

    Any Employee who leaves the Employer directly to perform services in the Armed Forces of the United States or in the United States Public Health Service under conditions entitling the Employee to reemployment rights provided by the laws of the United States, shall be on military leave. An Employee's military leave shall expire if the Employee voluntarily resigns from the Employer during the leave or if that person fails to make an application for reemployment within a period specified by such law for preservation of employment rights. In such event, the individual's Employment shall terminate by resignation on the day the military leave expires.

XII.  STOCKHOLDER APPROVAL AND RULINGS

    The Plan is expressly made subject to (a) the approval of the Plan within twelve (12) months after the Plan is adopted by the stockholders of the Company and (b) at the Company's election, to the receipt by the Company from the Internal Revenue Service of a ruling in scope and content satisfactory to counsel to the Company, affirming qualification of the Plan within the meaning of Section 423 of the Code. If the Plan is not so approved by the stockholders within 12 months after the date the Plan is adopted and if, at the election of the Company a ruling from the Internal Revenue Service is sought but not received on or before one year after this Plan's adoption by the Board of Directors, this Plan shall not come into effect. In that case, the Account of each Participant shall forthwith be paid to the Participant.

XIII.  MISCELLANEOUS PROVISIONS

    AMENDMENT AND TERMINATION OF THE PLAN

    The Board of Directors of the Company may at any time amend the Plan. Except as otherwise provided herein, no amendment may adversely affect or change any right to purchase Shares without prior approval of the stockholders of the Company if the amendment would:

(i) Permit the sale of more Shares than are authorized under Section VIII;

(ii) Permit the sale of Shares to employees of entities which are not Employers;

(iii) Materially increase the benefits accruing to Participants under the Plan;
    or

(iv) Materially modify the requirements as to eligibility for participation in the Plan.

    The Plan is intended to be a permanent program, but the Company reserves the right to declare the Plan terminated at any time. Upon such termination, amounts credited to the Accounts of the Participants with respect to whom the Plan has been terminated shall be returned to such Participants.

    NON-TRANSFERABILITY

    Neither payroll deductions credited to a Participant's Account nor any rights with regard to the purchase of Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant except as provided in Section VII, and any attempted assignment, transfer, pledge, or other disposition shall be null and void. The Company may treat any such act as an election to withdraw funds in accordance with Section VII. A Participant's rights to purchase Shares under the Plan are exercisable during the Participant's lifetime only by the Participant.

    USE OF FUNDS

    All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purposes and the Company shall not be obligated to segregate the payroll deductions.

    EXPENSES

    All expenses of administering the Plan shall be borne by the Company. The Company will not pay expenses, commissions or taxes incurred in connection with sales of Shares by the Custodian at the request of a Participant. Expenses to be paid by a Participant will be deducted from the proceeds of sale prior to remittance.

    TAX WITHHOLDING

    Each Participant who has purchased Shares under the Plan shall immediately upon notification of the amount due, if any, pay to the Employer in cash amounts necessary to satisfy any applicable federal, state and local tax withholding determined by the Employer to be required. If the Employer determines that additional withholding is required beyond any amounts deposited at the time of purchase, the Participant shall pay such amount to the Employer on demand. If the Participant fails to pay the amount demanded, the Employer may withhold that amount from other amounts payable by the Employer to the Participant, including salary, subject to applicable law.

    NO INTEREST

    No Participant shall be entitled, at any time, to any payment or credit for interest with respect to or on the payroll deductions contemplated herein, or on any other assets held hereunder for the Participant's Account.

    REGISTRATION AND QUALIFICATION OF SHARES

    The offering of Shares hereunder shall be subject to the effecting by the Company of any registration or qualification of the Shares under any federal or state law or the obtaining of the consent or approval of any governmental regulatory body which the Company shall determine, in its sole discretion, is necessary or desirable as a condition to, or in connection with, the offering or the issue or purchase of the Shares covered thereby. The Company shall make every reasonable effort to effect such registration or qualification or to obtain such consent or approval.

    RESPONSIBILITY AND INDEMNITY

    Neither the Company, its Board of Directors, the Custodian, nor any member, officer, agent or employee of any of them, shall be liable to any Participant under the Plan for any mistake of judgment or for any omission or wrongful act unless resulting from gross negligence, willful misconduct or intentional misfeasance. The Company will indemnify and save harmless its Board of Directors, the Custodian and any such member, officer, agent or employee against any claim, loss, liability or expense arising out of the Plan, except such as may result from the gross negligence, willful misconduct or intentional misfeasance of such entity or person.

    PLAN NOT A CONTRACT OF EMPLOYMENT

    The Plan is strictly a voluntary undertaking on the part of the Employer and shall not constitute a contract between the Employer and any Employee, or consideration for or an inducement or a condition of employment of an Employee. Except as otherwise required by law, or any applicable collective bargaining agreement, nothing contained in the Plan shall give any Employee the right to be retained in the service of the Employer or to interfere with or restrict the right of the Employer, which is hereby expressly reserved, to discharge or retire any Employee at any time, with or without cause and with or without notice. Except as otherwise required by law, inclusion under the Plan will not give any Employee any right or claim to any benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan. The doctrine of substantial performance shall have no application to any Employee, Participant, or Beneficiary. Each condition and provision, including numerical items, has been carefully considered and constitutes the minimum limit on performance which will give rise to the applicable right.

    SERVICE OF PROCESS

    The Secretary of the Company is hereby designated agent for service or legal process on the Plan.

    NOTICE

    All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Plan Administrator. Any notice required by the Plan to be received by the Company prior to an Enrollment Date, payroll period or other specified date, and received by the Plan Administrator subsequent to such date shall be effective on the next occurring Enrollment Date, payroll period or other specified date to which such notice applies.

    GOVERNING LAW

    The Plan shall be interpreted, administered and enforced in accordance with the Code, and the rights of Participants, former Participants, Beneficiaries and all other persons shall be determined in accordance with it. To the extent state law is applicable, the laws of the State of Oregon shall apply.

    REFERENCES

    Unless the context clearly indicates to the contrary, reference to a Plan provision, statute, regulation or document shall be construed as referring to any subsequently enacted, adopted or executed counterpart.

                                   EXHIBIT A
                                  DEFINITIONS

ACCOUNT shall mean each separate account maintained for a Participant under the Plan collectively or singly as the context requires. Each Account shall be credited with a Participant's contributions, and shall be charged for the purchase of Shares. A Participant shall be fully vested in the cash contributions to that person's Account at all times. The Plan Administrator may create special types of Accounts for administrative reasons, even though the Accounts are not expressly authorized by the Plan.

BENEFICIARY    shall mean a person or entity entitled under Section VII of the
    Plan to receive Shares purchased by, and any remaining balance in, a Participant's Account on the Participant's death.

BOARD OF DIRECTORS    shall mean the Board of Directors of the Company.

CODE    shall mean the Internal Revenue Code of 1986, as amended, or the corresponding provisions of any future tax code.

COMMITTEE    shall mean the Committee appointed by the Board of Directors in accordance with Section IX of the Plan.

COMPENSATION    shall mean the total cash compensation (except as otherwise set forth below), before tax withholding, paid to an Employee in the period in question for services rendered to the Employer by the Employee. Compensation shall include the earnings waived by an Employee pursuant to a salary reduction arrangement under any cash or deferred or cafeteria plan that is maintained by the Employer and that is intended to be qualified under
    Section 401(k) or 125 of the Code. An Employee's Compensation shall not include severance pay, hiring or relocation bonuses, or pay in lieu of vacations or sick leave.

COMMON STOCK    shall mean the common stock of the Company.

COMPANY    shall mean RadiSys Corporation, an Oregon Corporation.

CUSTODIAN    shall mean the investment or financial firm appointed by the Plan
    Administrator to hold all Shares pursuant to the Plan.

CUSTODIAL ACCOUNT    shall mean the account maintained by the Custodian for a
    Participant under the Plan.

DISABILITY    shall refer to a mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of twelve (12) months or more and which causes the Employee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an Employee of the Company. Disability shall be deemed to have occurred on the first day after the Company and two independent physicians have furnished their opinion of Disability to the Plan Administrator.

EMPLOYEE    shall mean an individual who renders services to the Employer pursuant to a regular-status employment relationship with such Employer. A person rendering services to an Employer purportedly as an independent consultant or contractor shall not be an Employee for purposes of the Plan.

EMPLOYER    shall mean, collectively, the Company and its Subsidiaries or any successor entity that continues the Plan. All Employees of entities which constitute the Employer shall be treated as employed by a single company for all purposes of the Plan.

EMPLOYMENT    shall mean the period during which an individual is an Employee.
    Employment shall commence on the day the individual first performs services for the Employer as an Employee and shall terminate on the day such services cease, except as determined under Section XI.

ENROLLMENT DATE    shall mean the first day of each Offering.

ESPP NEW ACCOUNT FORM    shall mean the form provided by the Company on which a
    Participant shall elect to open an Account with the Custodian and authorize delivery to the Custodian of all Shares issued for the Participant's Account.

OFFERING    shall mean any one of the separate overlapping eighteen (18) month periods commencing on February 15 and August 15 of each calendar year under the Plan other than calendar year 1999; in calendar year 1999, the first Offering shall be a period commencing on June 12, 1999 and ending on August 15, 2000, and the second Offering shall be the eighteen (18) month period commencing on August 15, 1999. The first Offering will commence on February 15, 1996.

PARTICIPANT    shall mean any Employee who is participating in any Offering under the Plan pursuant to Section III.

PAYROLL DEDUCTION AUTHORIZATION FORM    shall mean the form provided by the
    Company on which a Participant shall elect to participate in the Plan and the Offering under the Plan and designate the percentage of that individual's Compensation to be contributed to that individual's Account through payroll deductions.

PLAN    shall mean this document.

PLAN ADMINISTRATOR    shall mean the Board of Directors or the Committee,
    whichever shall be administering the Plan from time to time in the discretion of the Board of Directors, as described in Section IX.

PURCHASE DATE    shall mean the last day of the sixth, twelfth and eighteenth one-month periods of the Offering, except for the Offering beginning on June 12, 1999, in which Offering the Purchase Dates shall be August 14, 1999, February 14, 2000 and August 14, 2000. For all other Offerings, since the Enrollment Dates occur on February 15 and August 15 of each year beginning with February 15, 1996, Purchase Dates shall occur on February 14 and August 14 of each year beginning with August 14, 1996.

RETIREMENT    shall mean a Participant's termination of Employment on or after attaining the age of 65 or after the Plan Administrator has determined that the individual has suffered a Disability.

SHARE    shall mean one share of Common Stock.

SUBSIDIARIES    shall mean any corporation in which at least eighty percent
    (80%) or more of the total combined voting power of all classes of stock are owned directly or indirectly by RadiSys Corporation.

VALUATION DATE    shall mean the date upon which the fair market value of Shares is to be determined for purposes of setting the price of Shares under
    Section VI (that is, the Enrollment Date or the applicable Purchase Date). If the Enrollment Date or the Purchase Date is not a date on which the fair market value may be determined in accordance with Section VI, the Valuation Date shall be the first day prior to the Enrollment Date or the Purchase Date, as applicable, for which such fair market value may be determined.

VESTED    shall mean non-forfeitable.

                                    PROXY

                             RADISYS CORPORATION
                         ANNUAL MEETING, May 16, 2000

                     PROXY SOLICITED BY BOARD OF DIRECTORS

PLEASE SIGN AND RETURN THIS PROXY

     The undersigned hereby appoints Dr. Glenford J. Myers, James F. Dalton, Richard C. Faubert, C. Scott Gibson, Jean-Pierre Patkay and Jean-Claude Peterschmitt, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of RadiSys Corporation (the "Company") on May 16, 2000 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:



               (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE.)


------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

The Annual Meeting of Shareholders of RadiSys Corporation will be held on                          Please mark
May 16, 2000 at 8:30 am, Pacific Daylight Time, at the corporate headquarters                      your votes as   /X/
 at 5445 NE Dawson Creek Drive, Hillsboro, Oregon.                                                 indicated in
                                                                                                   this example

         FOR ALL NOMINEES EXCEPT AS    WITHHOLD AUTHORITY TO VOTE FOR
       MARKED TO THE CONTRARY BELOW    ALL NOMINEES LISTED BELOW                                       FOR     AGAINST     ABSTAIN
Election of Directors           / /    / /     2.  Amendment of the Company's Second Amended and       / /       / /         / /
                                                   Restated Articles of incorporation to increase
                                                   the number of authorized shares of common stock
                                                   of the Company from 50,000,000 to 100,000,000.

(Instructions: TO WITHHOLD AUTHORITY TO        3.  Amendment of the Company's 1995 Stock Incentive
VOTE FOR ANY INDIVIDUAL, STRIKE A LINE             Plan to increase the number of shares of the        / /       / /         / /
THROUGH THE NOMINEE'S NAME BELOW.)                 Company's Common Stock that may be issued pursuant
                                                   to the plan from 4,125,000 to 5,425,000 and make
Dr. Glenford J. Myers, James F. Dalton,            certain other changes as described in the Proxy
Richard C. Faubert, C. Scott Gibson,               Statement.
Jean-Pierre Patkay and Jean-Claude
Peterschmitt                                   4.  Amendment of the Company's 1996 Employee Stock      / /       / /         / /
                                                   Purchase Plan to increase the number of shares
                                                   of the Company's Common Stock that may be issued
                                                   pursuant to the plan from 750,000 to 1,250,000.

                                               5.  Transaction of any business that properly comes before the meeting or any adjournments thereof. A majority of the proxies or substitutes at the meeting may exercise all the powers granted hereby.

                                                                           THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS
                                                                           SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE, THIS
                                                                           PROXY WILL BE VOTED FOR EACH OF THE SHAREHOLDER
                                                                           PROPOSALS. THE PROXIES MAY VOTE IN THEIR DISCRETION AS
                                                                           TO OTHER MATTERS THAT MAY COME BEFORE THIS MEETING.

                                                                           PLEASE NOTE: ANY SHARES OF STOCK OF THE COMPANY HELD
                                                                           IN THE NAME OF FIDUCIARIES, CUSTODIANS OR BROKERAGE
                                                                           HOUSES FOR THE BENEFIT OF THEIR CLIENTS MAY ONLY BE
                                                                           VOTED BY THE FIDUCIARY, CUSTODIAN OR BROKERAGE HOUSE
                                                                           ITSELF-THE BENEFICIAL OWNER MAY NOT DIRECTLY VOTE OR
                                                                           APPOINT A PROXY TO VOTE THE SHARES AND MUST INSTRUCT
                                                                           THE PERSON OR ENTITY IN WHOSE NAME THE SHARES ARE HELD
                                                                           HOW TO VOTE THE SHARES HELD FOR THE BENEFICIAL OWNER.
                                                                           THEREFORE, IF ANY SHARES OF STOCK OF THE COMPANY ARE
                                                                           HELD IN "STREET NAME" BY A BROKERAGE HOUSE, ONLY THE
                                                                           BROKERAGE HOUSE, AT THE INSTRUCTIONS OF ITS CLIENT,
                                                                           MAY VOTE OR APPOINT A PROXY TO THE SHARES.

Signature or Signatures                                              Date:                         , 2000     Shares:
                       ---------------------------------------------      ------------------------
Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer.
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                                                 FOLD AND DETACH HERE

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